SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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Seabulk International, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Seabulk International, Inc.

NOTICE OF 2003 ANNUAL MEETING OF SHAREHOLDERS

To Be Held May 16, 2003

TO OUR SHAREHOLDERS:

          NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Shareholders of Seabulk International, Inc. (the “Company”) will be held at 10:30 a.m. local time on May 16, 2003, at the Port Everglades Administration Building, 1850 Eller Drive, Ft. Lauderdale, Florida, for the following purposes:

1.	to elect ten Directors to serve on the Board of Directors for a one-year term;

2.	to consider and approve an amendment to the Seabulk International, Inc. Amended and Restated Equity Ownership Plan (a) to increase the number of shares of the Company’s Common Stock available for issuance under such Plan from 1,300,000 to 2,300,000; and (b) to amend the definition of the term “Change in Control” in such Plan;

3.	to consider and approve an amendment to the Seabulk International, Inc. Stock Option Plan for Directors (a) to increase the number of shares of the Company’s Common Stock available for issuance under such Plan from 175,000 to 360,000; and (b) to amend the definition of the term “Change in Control” in such Plan;

4.	to ratify the appointment of Ernst & Young LLP as the Company’s independent public accountants for the year ending December 31, 2003; and

5.	to transact such other business as may properly come before the Meeting or any adjournments thereof.

          The Board of Directors has fixed the close of business on March 31, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

          If you plan to attend, please mark the appropriate box on your proxy card to help us plan for the meeting. Because of security requirements at Port Everglades, you should also call Investor Relations at 954-524-4200, ext. 333 and leave your name so that the Port has a list of attendees prior to the Meeting.

          Your vote is important to the Company. We encourage you to sign and return your proxy card, or use telephone or Internet voting, before the Meeting, so that your shares will be represented and voted at the Meeting.

By Order of the Board of Directors,

/ s / Alan R. Twaits

Alan R. Twaits Senior Vice President, General Counsel and Secretary

Fort Lauderdale, Florida
April 18, 2003

Seabulk International, Inc.

2200 Eller Drive
Fort Lauderdale, Florida 33316
Tel: (954) 523-2200

PROXY STATEMENT
FOR THE
2003 ANNUAL MEETING OF SHAREHOLDERS

          This Proxy Statement is furnished to the holders of the Common Stock of Seabulk International, Inc. (the “Company”) in connection with the solicitation on behalf of the Board of Directors of the Company of proxies to be used in voting at the Annual Meeting of Shareholders to be held on May 16, 2003 and any adjournments thereof (the “Meeting”).

          The enclosed proxy is for use at the Meeting if the shareholder will not be able to attend in person. Any shareholder who executes a proxy may revoke it at any time before it is voted by delivering to the Secretary of the Company either an instrument revoking the proxy or a duly executed proxy bearing a later date. A proxy also may be revoked by any shareholder present at the Meeting who votes his or her shares in person.

          The Notice of the 2003 Annual Meeting of Shareholders, this Proxy Statement, the accompanying proxy, and the 2002 Annual Report to Shareholders were first mailed to Shareholders on or about April 18, 2003. The cost of soliciting proxies will be paid by the Company. In addition to solicitation by use of the mail, certain officers and employees of the Company may solicit the return of proxies by telephone, telegram, in person, or by electronic mail (e-mail). Arrangements also may be made with brokerage firms, custodians, nominees, and fiduciaries to forward soliciting materials to the beneficial owners of Common Stock of the Company and the Company will reimburse them for their reasonable out-of-pocket expenses.

          All shares represented by valid proxies received pursuant to this solicitation and not revoked before they are exercised will be voted in the manner specified therein. If no specification is made, the shares will be voted FOR the election of the named nominees for election as Directors and FOR each of the other proposals set forth in the Notice of 2003 Annual Meeting of Shareholders and this Proxy Statement.

          A plurality of the shares of Common Stock present in person or represented by proxy and entitled to vote at the meeting is required for the election of directors. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the meeting is required for approval of all other items being submitted to the shareholders for their consideration. Abstentions will be considered present for purposes of calculating the vote, but will not be considered to have been voted in favor of the matter voted upon, and broker non-votes will not be considered present for purposes of calculating the vote. A Broker non-vote occurs if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular item.

          Only holders of record of Common Stock at the close of business on March 31, 2003 are entitled to vote at the Meeting. On that date, 23,123,938 shares of Common Stock were outstanding. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the Meeting. Holders of a majority of the outstanding shares of Common Stock are required to be represented in person or by proxy to constitute a quorum at the Meeting.

1. ELECTION OF DIRECTORS

          The Company’s amended Certificate of Incorporation and Amended and Restated By-Laws provide for one class of Directors each with a term of one year. The Board currently consists of ten members, comprised of Messrs. Benacerraf, Cressy, Durkin, Huseman, Keiser, Kurz, Lapeyre, Leuschen, Moore, and Webster. At the Meeting, all ten directors are to be elected to serve for a term of one year or until their successors are duly elected.

Directors and Nominees

Nominees

          The following are the nominees to serve as members of the Board of Directors:

Name	Age	Current Position

Ari J. Benacerraf(1)	39	Director
Peter H. Cressy(2) (3)	61	Director
David A. Durkin	33	Director
Kenneth V. Huseman	51	Director
Robert L. Keiser(1) (2)	60	Director
Gerhard E. Kurz	63	Chairman of the Board, President, Chief Executive Officer and Director
Pierre F. Lapeyre, Jr.(1)	40	Director
David M. Leuschen(3)	52	Director
Thomas P. Moore, Jr.(2)	64	Director
Steven Webster(3)	51	Director

(1)	Member of the Compensation Committee.

(2)	Member of the Audit Committee.

(3)	Member of the Nominating and Corporate Governance Committee.

          Mr. Benacerraf, a director of the Company since September 2002, serves as a Managing Director of Credit Suisse First Boston LLC in the Merchant Banking Group, a position he has held since November 2001. Mr. Benacerraf joined Credit Suisse First Boston Corporation in November 2000 upon the merger with Donaldson, Lufkin & Jenrette, where he was a Principal in the Merchant Banking Group since 1995. Mr. Benacerraf serves on the board of directors of Frontier Drilling ASA, Localiza Rent-a-Car S.A. and International Health Services Argentina S.A.. Mr. Benacerraf holds an M.B.A. degree from the Johnson School of Management at Cornell University.

          Dr. Cressy, a director of the Company since March 2000, has been President and Chief Executive Officer of the Distilled Spirits Council of the United States, Inc. (DISCUS) since September 1999. Prior to joining DISCUS, he was Chancellor of the University of Massachusetts at Dartmouth for six years. From 1991 to 1993, he was President of the Massachusetts Maritime Academy. Dr. Cressy, who has a Ed.D. in education from the University of San Francisco and is a Yale graduate, is a retired U.S. Navy Rear Admiral. He joined the Navy in 1963. During his 28-year career, he held senior positions at the State Department, on Capitol Hill, at the Pentagon and held major command assignments. He concluded his naval career as Commander, Fleet Air Mediterranean and Commander, NATO Air Mediterranean during Operation Desert Storm. Dr. Cressy is a Director of the distilled spirits industry’s educational foundation, The Century Council.

          Mr. Durkin, a director of the Company since September 2002, serves as a Director of Credit Suisse First Boston LLC in the Merchant Banking Group, a position he has held since January 2003. Mr. Durkin joined Credit Suisse First Boston Corporation in November 2000 upon the merger with Donaldson, Lufkin & Jenrette, where he was a Vice President in the Merchant Banking Group since 2000. Prior to that, he served as a Vice President in the Leveraged Finance Group and other roles within investment banking since 1996. Mr. Durkin serves on the board of directors of AKI, Inc., AKI Holdings, Inc. and Merrill Corporation. Mr. Durkin holds an M.B.A. degree from the Wharton School at the University of Pennsylvania.

          Mr. Huseman, a director of the Company since September 2002, serves as the President and Chief Executive Officer of BASiC Energy Services, a position he has held since April 1999. Prior to that, Mr. Huseman held several executive roles at Key Energy Services and its predecessors, including serving as Chief Operating Officer between 1996 and 1999. From 1978 through 1993, Mr. Huseman held several senior operational positions at Pool Energy Services. Mr. Huseman received a B.B.A. in Accounting from Texas Tech University.

          Mr. Keiser has served as a director since March 2000. He is former Chairman of the Board of the Kerr-McGee Corporation, an international energy concern, from which he retired in 1999. He was previously Chairman and Chief Executive Officer of the Oryx Energy Company from 1995 to 1999, and Chief Operating Officer from 1991 to 1994. A graduate of the University of Missouri in Rolla, he joined the Sun Company, Inc. in 1965 and became Vice President of Planning and Development for Oryx when that company was spun off from Sun in 1988. Mr. Keiser is a member of the Board of Trustees of his alma mater, is on the Board of Directors of Lone Star Technologies Inc. and a member of the Society of Petroleum Engineers.

          Mr. Kurz has been Chief Executive Officer and a Director of the Company since April 2000, was appointed President in September 2000, and was appointed Chairman in September 2002. He formerly served as President of Mobil Shipping and Transportation Company (MOSAT), a Mobil Oil-affiliated company from which he retired in March 2000. Mr. Kurz joined Mobil in London in 1964 as a Chartering Assistant. In 1965 he was transferred to Mobil’s Marine Division in New York. After a series of assignments, he was named Vice President of Planning, Middle East and Marine Transportation, and then President of MOSAT in 1989. Mr. Kurz is past Chairman of the Marine Preservation Association and the Oil Companies International Marine Forum. He serves on the Board of Directors of the American Bureau of Shipping and previously chaired its Finance and Nominating Committees. He also serves on the Boards of the Seamen’s Church Institute, the Coast Guard Foundation, and the Newport News Mariners’ Museum. He is a founding member and Chairman of the Massachusetts Maritime Academy’s International Business Advisory Council and a member of the International Advisory Board to the Panama Canal Authority. Mr. Kurz is the recipient of numerous awards and honors, including the International Maritime Hall of Fame Award, the 1999 SeaTrade “Personality of the Year” award, the Seamen’s Church Institute Silver Bell Award, the Order of the U.S.S. St. Mary’s Medal from the State University of New York Maritime College, the U. S. Coast Guard Award and Medal for Meritorious

Public Service, and the Golden Compass Award in 2003. He holds an Honorary Doctorate Degree from Massachusetts Maritime Academy.

          Mr. Lapeyre, a director of the Company since September 2002, is a Founder and Managing Director of Riverstone Holdings LLC, responsible for sourcing and negotiating investments, as well as post-closing financial structuring and monitoring. In addition, he serves on the Fund’s Managing Committee responsible for all portfolio activity. Prior to founding Riverstone in 2000, Mr. Lapeyre was a Managing Director at Goldman Sachs & Co., where he spent 14 years in the Global Energy and Power Group. Mr. Lapeyre currently serves on the Board of Legend Natural Gas and InTank Services. Mr. Lapeyre received his B.S. degree in Finance/Economics from The University of Kentucky, and his M.B.A. from The University of North Carolina.

          Mr. Leuschen, a director of the Company since September 2002, is a Founder and Managing Director of Riverstone, responsible for sourcing and negotiating investments, as well as post-closing portfolio company monitoring. In addition, he serves on the Fund’s Managing Committee responsible for all portfolio activity. Prior to founding Riverstone in 2000, Mr. Leuschen spent 22 years with Goldman Sachs. He joined the firm in 1977, founded the firm’s Global Energy and Power Group in 1982, became a Partner in 1986, and remained a Partner with the firm until leaving to found Riverstone in 2000. Mr. Leuschen has served as a Director of Frontier Drilling ASA, Legend Natural Gas, InTank Services, and Mega Energy LLC, as well as a significant number of other industry-related business and nonprofit boards of directors. He is also owner and President of Switchback Ranch LLC, an integrated cattle ranching operation in the western U.S. Mr. Leuschen received his A.B. degree from Dartmouth College, and his M.B.A. from Dartmouth’s Amos Tuck School of Business.

          Mr. Moore, a director of the Company since December 1999, is a Principal of State Street Global Advisors and is a member of the State Street Global Advisors International Equity Team. From 1986 through 2001, he was a Senior Vice President of State Street Research & Management Company and was head of the State Street Research International Equity Team. From 1977 to 1986 he served in positions of increasing responsibility with Petrolane, Inc., including Administrative Vice President (1977-1981), President of Drilling Tools, Inc., an oilfield equipment rental subsidiary (1981-1984), and President of Brinkerhoff-Signal, Inc., an oil well contract drilling subsidiary (1984-1986). Mr. Moore is a Chartered Financial Analyst and a Director of First Community Bank in Woodstock, VT. Mr. Moore holds an M.B.A. degree from Harvard Business School.

          Mr. Webster, a director of the Company since September 2002, is Chairman of Global Energy Partners, a merchant banking affiliate of CSFB Private Equity that makes investments in energy companies and has served in that capacity since 2000. From 1988 to 1999, Mr. Webster served as Chief Executive Officer and President of R&B Falcon Corporation, and from 1997 to 1998, Mr. Webster served as Chairman and Chief Executive Officer of Falcon Drilling Corporation, both offshore drilling contractors. Mr. Webster is on the board of directors of Brigham Exploration Company, Carrizo Oil & Gas, Inc., a publicly traded oil and gas exploration and production company, Grey Wolf Inc., a publicly traded land drilling contractor, Camden Property Trust, a publicly traded real estate investment trust, Crown Resources Corporation, a publicly traded precious metals exploration company, and Geokinetics, Inc., a publicly traded geophysical services provider. Mr. Webster is also on the board of directors of Basic Energy Services, Inc., Consort Croup, Ltd., Copano Energy Holdings, LLC, Encore Bancshares, Inc., Frontier Drilling, ASA, (has small public portion in Norway) Laredo Energy, L.P. and Medicine Bow Energy Corp., all privately held companies. In addition, Mr. Webster serves as Chairman of Carrizo Oil & Gas, Crown Resources and Basic Energy. Mr. Webster is the founder and an original shareholder of Falcon Drilling Company, Inc., a predecessor to Transocean, Inc., and is a co-founder and original shareholder of Carrizo Oil & Gas, Inc. Mr. Webster holds a B.S.I.M. from Purdue

University and an M.B.A. from Harvard Business School. Mr. Webster serves on the Dean’s Advisory Board for Purdue.

Certain Board Information

          The Board of Directors supervises the management of the Company as provided by Delaware law. The Board of Directors has three committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee.

          The Audit Committee hires the Company’s independent public accountants; oversees the Company’s financial reporting process and reports the results of its activities to the Board; reviews the work of, and approves audit services performed by, the independent public accountants; makes recommendations to the Board; and administers the Company’s policy with respect to transactions with affiliated persons and with respect to grievances relating to accounting and controls. Its current members are Messrs. Moore (Chairman), Cressy and Keiser. Each member is independent as defined by the Rules of the Securities and Exchange Commission and NASDAQ.

          The Compensation Committee reviews and recommends to the Board of Directors and the Company’s management the compensation and benefits of all executive officers of the Company and reviews general policy matters relating to compensation and benefits of employees of the Company. The Compensation Committee administers the Company’s Management Annual Incentive Compensation Plan and Amended and Restated Equity Ownership Plan. The Compensation Committee is also responsible for executive succession planning. Its current members are Messrs. Keiser (Chairman), Benacerraf and Lapeyre.

          The Nominating and Corporate Governance Committee reviews and advises the Board and the Company’s management on the Company’s external affairs programs, such as compliance, communications and crisis planning programs, as well as the Company’s strategic initiatives. It also monitors the Company’s investor relations initiatives, corporate governance procedures, and internal, non-accounting grievance procedures. It reviews director qualifications and nominates directors for appointment and election to the Board of Directors, subject to the terms of the Stockholders Agreement among the Company and the Investors dated as of September 13, 2002. Its current members are Messrs. Cressy (Chairman), Leuschen and Webster.

          The Board of Directors held twelve meetings during the year ended December 31, 2002. The Compensation Committee held three meetings; the Audit Committee held ten meetings; and the Nominating and Corporate Governance Committee held two meetings during 2002. After the Company’s equity transaction involving a change in control and a reconstituted Board of Directors which was approved by the then existing shareholders on September 5, 2002, the new Board dissolved the Finance Committee and External Affairs Committee and established a new Nominating and Corporate Governance Committee. Prior to their terminations, the Finance Committee held four meetings and the External Affairs Committee held two meetings during 2002. The Company’s incumbent directors attended 100% of the meetings of the Board and committees thereof, with the exception of Mr. Moore who missed the Board meeting of December 10, 2002.

Change in Control

          In September 2002 the Company completed the issuance of 12.5 million shares of common stock at $8.00 per share for $100 million in cash, less transaction expenses, to a group of investors led by entities including Nautilus Acquisition, L.P., DLJ Merchant Banking Partners III, L.P., an affiliate of CSFB Private Equity, and Carlyle/Riverstone Global Energy and Power Fund I, L.P., an affiliate of The Carlyle Group of

Washington, D.C. The stock issuance was previously approved by the Company’s shareholders at a Special Meeting held on September 5, 2002. The new investors also purchased approximately 5.1 million shares of outstanding Company common stock (including shares issuable upon the exercise of warrants) beneficially owned by accounts managed by Loomis, Sayles & Co., L.P. As a result of the two transactions, the investors owned approximately 72% of the fully diluted shares of common stock of the Company. Pursuant to the Shareholders Agreement with the investors, the Company’s Board of Directors was restructured to permit the investors to designate a majority (six of ten seats) of the Board.

          The Shareholders Agreement among the investors and the Company and amendments to the Company’s Certificate of Incorporation included several provisions intended, for certain periods following the closing of the transaction, to ensure independent director oversight of affiliated party transactions and to provide certain protective rights to minority shareholders.

Director Compensation

          Directors not employed by the Company are paid an annual retainer of $24,000; plus $1,500 per Board meeting and $1,000 per Committee meeting ($750 and $500, respectively, if telephonic) attended; and are reimbursed by the Company for reasonable out-of-pocket expenses incurred for attendance at such meetings in accordance with Company policy. All Committee chairmen not employed by the Company are also paid an annual retainer of $5,000.

          Under the Stock Option Plan for Directors, each director not employed by the Company is granted annual stock options exercisable for 4,000 shares. The Chairman of the Board of Directors, if not an employee of the Company, is entitled to receive annual stock options for 8,000 shares. In 2002 each of the continuing outside directors, Messrs. Cressy, Keiser and Moore, was granted options to purchase 4,000 shares, and each of the four previous directors who resigned upon the Company’s equity transaction in September 2002 were also granted options to purchase 4,000 shares, with the exception of the former chairman, who was granted 8,000 shares. In his initial year, a director is granted options to purchase 10,000 shares. The six new directors are eligible for initial grants of options to purchase 10,000 options on the Annual Meeting date in 2003 and the continuing directors, with the exception of Mr. Kurz, are eligible for grants of options to purchase 4,000 shares.

          The Board of Directors unanimously recommends that the shareholders vote FOR the election of Messrs. Benacerraf, Cressy, Durkin, Huseman, Keiser, Kurz, Lapeyre, Leuschen, Moore and Webster as Directors to serve for a term of one year.

          Election of directors requires the affirmative vote of a plurality of the votes cast in person or by proxy at the Meeting. Under the terms of the Stockholders’ Agreement among the Company; Nautilus Acquisition, L.P. (which we refer to as Nautilus in this proxy statement); C/R Marine Domestic Partnership, L.P., C/R Marine Non-U.S. Partnership, L.P., C/R Marine Coinvestment , L.P., and C/R Marine Coinvestment II, L.P. (which we refer to as the C/R Entities in this proxy statement); and Mr. Kurz, the parties to the Stockholders’ Agreement, other than the Company, have agreed, subject to the limitations described in the Stockholders’

Agreement, to vote the shares of our common stock owned by them to cause our Board of Directors to consist of ten members and be constituted as follows:

•	four directors will be designated by Nautilus,

•	two directors will be designated by the C/R Entities,

•	one director will be our Chief Executive Officer, and

•	three directors will be mutually acceptable independent directors.

          Pursuant to the Stockholders’ Agreement, the following persons have been designated to serve as directors:

•	Messrs. Benacerraf, Durkin, Webster and Huseman, as designees of Nautilus,

•	Messrs. Lapeyre and Leuschen, as designees of the C/R Entities,

•	Mr. Kurz, as our Chief Executive Officer, and

•	Messrs. Cressy, Keiser and Moore, as mutually acceptable independent directors.

          Shares represented by the enclosed proxy will be voted for the election of the aforementioned candidates unless authority is withheld. If for any reason any of these directors is not a candidate for election as a director at the Meeting as the result of an event not now anticipated, the shares represented by the enclosed proxy will be voted for such substitute as shall be designated by the Board and the Investors pursuant to the Stockholders Agreement.

Executive Compensation

          The following table sets forth, with respect to the Chief Executive Officer and each of the four other most highly compensated individuals serving as executive officers whose annual remuneration exceeded $100,000 (the “Named Executives”), the compensation earned for services rendered during the years 2000 through 2002.

Summary Compensation Table

				Long-Term Compensation

		Annual Compensation			Restricted	All
				Other Annual	Stock	Other
Name and Principal Position	Year	Salary	Bonus	Compensation(1)	Awards(2)	Compensation(3)

Gerhard E. Kurz	2002	$394,327	$500,000	$1,114	—	$12,920
President and	2001	350,000	315,000	1,000	75,000	12,420
Chief Executive Officer	2000	233,333	350,000	13,268	—	—
Hubert E. Thyssen	2002	$256,045	$60,000	420	—	$17,127
Vice President–	2001	256,045	40,000	420	—	16,547
Offshore Division	2000	256,045	25,000	250	—	15,390
Alan R. Twaits	2002	$180,250	$44,000	1,190	—	$11,768
Senior Vice President,
General	2001	170,333	30,000	175	—	6,705
Counsel and Secretary	2000	12,424	8,000	—	—	—
Andrew W. Brauninger(4)	2002	$180,000	$25,000	—	—	$11,768
Senior Vice President -	2001	180,000	32,000	—	—	11,268
Offshore Division	2000	180,000	25,000	1,553	—	11,268
L. Stephen Willrich	2002	$174,337	$30,000	—	—	$11,768
Senior Vice President -	2001	172,917	22,000	2,800	—	11,268
Tanker Division	2000	141,667	15,000	8,400	—	10,589

(1)	For 2002, reflects club dues in the amount of $1,114 for Mr. Kurz and $420 for Mr. Thyssen, and professional association dues of $1,190 for Mr. Twaits. For 2001, reflects club dues in the amount of $1,000 for Mr. Kurz and $420 for Mr. Thyssen, professional association dues of $175 for Mr. Twaits, and automobile allowance in the amount of $2,800 for Mr. Willrich. For 2000, reflects personal use of Company automobiles and automobile allowance in the amounts of $1,553, and $8,400 each for Messrs. Brauninger and Willrich, club and professional membership payments of $568 for Mr. Kurz and $250 for Mr. Thyssen, and housing allowance of $12,700 for Mr. Kurz.

(2)	For 2001, reflects 75,000 shares of restricted stock in exchange for 75,000 unexercised stock options awarded pursuant to the Company’s Amended and Restated Equity Ownership Plan. 50,000 of these shares do not become non-forfeitable until December 2003.

(3)	For 2002, reflects 401K contributions of $11,000 each for Messrs. Kurz, Twaits, Brauninger and Willrich, retirement plan contribution of $17,127 for Mr. Thyssen and life insurance premium payments of $1,920 for Mr. Kurz and $768 each for Messrs Twaits, Brauninger and Willrich. For 2001, reflects 401(k) contributions of $10,500 each for Messrs. Kurz, Brauninger, and Willrich, and $4,515 for Mr. Twaits, retirement plan contribution of $16,547 for Mr. Thyssen and life insurance premium payments of $1,920 for Mr. Kurz, $768 each for Messrs. Brauninger and Willrich and $640 for Mr. Twaits, and COBRA payments of $1,550 for Mr. Twaits. For 2000, reflects 401(k) contributions of $10,500 for Mr. Brauninger, retirement plan contribution of $15,390 for Mr. Thyssen and life insurance premium payments of $768 for Mr. Brauninger and $576 for Mr. Willrich.

(4)	Mr. Brauninger resigned as Senior Vice President, Offshore Division, and President of Seabulk Offshore as of January 7, 2003.

          The were no stock options or restricted stock granted to the Named Executives in 2002.

          The following table contains information concerning the year-end value of unexercised options for each of the Named Executives:

	Number of Underlying Unexercised		Value of Unexercised In-the-Money
	Options at December 31, 2002		Options at December 31, 2002

Name	Exercisable	Unexercisable	Exercisable	Unexercisable

Gerhard E. Kurz	225,000	0	0	0
Andrew W. Brauninger(1)	23,334	14,666	$5,267.72	$10,532.28
Hubert E. Thyssen	18,668	14,332	$5,793.86	$11,586.14
L. Stephen Willrich	11,668	7,332	$2,107.72	$4,212.28
Alan R. Twaits	7,334	14,666	$6,320.00	$12,640.00

(1) Mr. Brauninger resigned as Senior Vice President of the Company and President of Seabulk Offshore as of January 7, 2003, and ended employment with the Company as of March 31, 2003. As part of his employment severance agreement his unexercisable options vested and became exercisable as of March 31, 2003.

Identification of other Executive Officers

          Vincent J. deSostoa joined the Company as Senior Vice President and Chief Financial Officer in June, 2002.

          Larry D. Francois joined the Company as Senior Vice President and President of Seabulk Offshore in January 2003.

          Michael J. Pellicci joined the Company as Controller in January 2001 and was named Vice President – Finance in May 2002.

          Kenneth M. Rogers joined the Company as Vice President – Marketing, Seabulk Towing in October 2001 and was named Senior Vice President and President of Seabulk Towing in July 2002.

Certain Transactions with Management and Others, and Certain Business Relationships

     As part of the equity transaction culminating with the completion of the Stock Purchase Agreement among the investors and the Company on September 13, 2002, the investors were paid a fee for participation in the equity transaction. DLJ Merchant Banking Partners III, L.P. and Carlyle/Riverstone Energy Partners, LP, affiliates of the investors, received an aggregate fee of $3 million from the Company, which was paid out of the proceeds of the stock sale.

     As part of the equity transaction the Company, the investors and Gerhard Kurz entered into a Stockholders Agreement dated as of September 13, 2002 which included provisions relating to the right of the investors to designate the majority of the directors on the Board of Directors, independent director oversight of affiliated party transactions, certain protective rights to minority shareholders, and related amendments to the Company’s Certificate of Incorporation and By-laws.

Recent Grants in 2003

     On February 25, 2003, the Compensation Committee and the Board of Directors granted stock options for 345,000 shares at $8.00 per share that vest ratably over five years and restricted stock for 115,000 shares that vest at the end of five years to five senior executives of the Company under the Company’s Amended and Restated Equity Ownership Plan. In addition, stock options for 175,000 shares were granted at market value of $7.29 that vest ratably over three years to 19 other management employees.

Employment Agreements

          The Company has an employment agreement, as amended, with Mr. Kurz to serve as President and Chief Executive Officer. The agreement, which expires September 13, 2007, provides for an annual base salary of $500,000, subject to annual review by the Board of Directors for possible upward adjustment based on Company policy and contributions made by Mr. Kurz. Mr. Kurz is eligible for a bonus targeted to 100% of his base salary, based upon the Company’s achievement of performance targets agreed upon annually. He was granted options to purchase 75,000 shares of the Company’s Common Stock upon effectiveness of the agreement, and options to purchase an additional 225,000 shares, 112,500 of which vested on January 1, 2001, and 112,500 of which vested on December 31, 2002, which grants were approved by the Company’s stockholders as part of the Company’s Amended and Restated Equity Ownership Plan in June 2000. On December 3, 2001 the options for 75,000 shares were cancelled and in exchange Mr. Kurz was granted 75,000 shares of restricted stock pursuant to the Amended and Restated Equity Ownership Plan. The forfeiture restrictions lapsed as to 25,000 shares of restricted stock on December 4, 2001, and will lapse as to 50,000 shares on December 3, 2003. If Mr. Kurz’s employment is terminated by the Company “without cause” or for “good reason” (each as defined in the agreement), he is entitled to an amount equal to the sum of two times his annual base salary and two times his annual maximum bonus for the year in which termination occurs. His employment agreement was amended in September 2002 to extend the term to September 13, 2007, increase his annual base salary from $350,000 to $500,000, and change his severance from one year annual base salary and bonus for the remainder of the term to two times base salary and two times bonus.

          In April 2003 the Company entered into Severance Agreements with four senior executives – Vincent deSostoa, Senior Vice President and Chief Financial Officer, Larry Francois, Senior Vice President and President of Seabulk Offshore, Hubert Thyssen, Vice President and Senior Vice President –International of Seabulk Offshore, and Alan R. Twaits, Senior Vice President, General Counsel and Secretary – which would provide for severance payments in the amount of one year’s salary and one year’s bonus in the event of future involuntary terminations without cause, including terminations after a change in control. The Agreements have an initial term of two years, with renewals for additional two year terms unless terminated by the Company. The Severance Agreements do not require shareholders’ approval.

Benefits Agreements

          In March 2003, the Company entered into a severance agreement with Andrew W. Brauninger in connection with his resignation as Senior Vice President and President of Seabulk Offshore. Under the agreement, the Company agreed to make a severance payment in the lump sum amount of $145,384. The agreement also includes provisions prohibiting Mr. Brauninger for a period from being involved in any business enterprise that competes with the Company and from disclosing or using the Company’s confidential information.

          In July 2002, the Company entered into an oral severance consulting arrangement with William R. Ludt in connection with his resignation as Senior Vice President and President of Seabulk Towing. Mr. Ludt was paid $37,268 from July 2002 through January 2003 for consulting services provided.

          In August 2000, the Company entered into a severance agreement with Eugene F. Sweeney in connection with his resignation as President and Chief Operating Officer. Under the agreement, the Company agreed to make severance payments to Mr. Sweeney aggregating $450,000 over an 18-month period from December 2000 to June 2002. The agreement also includes provisions prohibiting Mr. Sweeney from being involved in any business enterprise that competes with the Company and from disclosing or using the Company’s confidential information.

Management Annual Incentive Compensation Plan

          The Compensation Committee of the Board of Directors in March 2003 adopted a Management Annual Incentive Compensation Plan for eligible management employees. The Plan establishes a bonus pool based on the Company’s targeted budget amounts for EBITDA (earnings before interest, taxes, depreciation and amortization) and for cash flow. Individual awards are based on various performance tests including EBITDA versus budget, cash flow versus budget, operating income versus budget, revenue versus budget, safety performance, and individual performance, depending on whether the eligible employee is an administrative/corporate employee, operations employee or marketing employee. The purpose of the Plan is to incentivize management employees and align an important element of their compensation with the Company’s performance. The Plan does not require shareholder approval.

Executive Deferred Compensation Plan

          In February 2003 the Company established an Executive Deferred Compensation Plan for highly compensated employees. Under the Plan, such an employee may elect to defer up to 50% of his salary and 100% of bonuses and grants of restricted Company stock for periods of at least five years or until retirement. Income tax on deferred amounts is payable when distributed to the employee after such deferral periods. The Company is permitted to make contributions to the Plan but has not to date elected to do so. Salary, bonus and restricted stock deferred under the Plan are funded by the Company into a trust for the benefit of the eligible employees, which together with an outside consultant/administrator, administers the Plan. The Deferred Compensation Plan does not require shareholder approval.

Report of the Compensation Committee on Executive Compensation

          The Compensation Committee is responsible for supervising the Company’s executive compensation policies, approving employee stock compensation awards under approved plans, reviewing and approving officers’ salaries and bonuses under the Company’s Management Annual Incentive Compensation Plan, approving significant changes in executive employee benefits, recommending to the Board such other forms of remuneration and compensation policies as it deems appropriate, and reviewing executive succession strategies with the CEO for approval by the Board. The Compensation Committee is composed of three directors who are not employees of the Company.

Compensation Philosophy

          The Company’s executive compensation program is designed to attract, retain, and motivate highly qualified and experienced senior management. The Compensation Committee believes that these objectives can best be obtained by directly tying executive compensation to meeting annual and long-term financial performance goals and to appreciation in the Company’s stock price. In accordance with these objectives, the total compensation program for the executive officers of the Company and its subsidiaries consists of three components, which are examined and utilized by the Compensation Committee:

(1)	base salary;

(2)	annual performance bonuses based upon achievement of company and business unit financial and operational performance criteria and individual performance goals; and

(3)	long-term equity incentives such as stock options and restricted stock grants, which vest over a period of years.

Base Salary

          The base salaries of the Company’s executive officers are reviewed by the Compensation Committee and are set at levels reflecting the responsibilities of the position, the level of experience required to effectively perform the requirements of the position, and individual performance. Base salaries are established in conjunction with individual performance evaluations and with the recommendations of the CEO. The Company’s financial performance is an important factor. To assist in establishing salary levels, the Compensation Committee may from time to time take into consideration salary levels of executives at other comparable companies in the marine transportation industry and at other companies of comparable size in the geographic region of the Company.

Annual Bonus

          The Company’s Management Annual Incentive Compensation plan is intended to promote superior performance by (i) aligning management incentive compensation with financial and operating performance metrics with those that create long term shareholder value and appreciation in the Company’s stock price, and (ii) making management incentive compensation a material and important part of an executive’s total compensation. In calculating such bonuses, the Compensation Committee examines both objective performance, in which a given executive’s performance is measured in terms of Company and business units financial and operational results compared to budgeted targets, as well as individual goals and subjective performance. Management employees’ annual bonuses are based upon a percentage of their base salaries, which can go up or down based on Company and business unit financial and operational performance as well as personal performance. The Company’s budgeted target bonus pool is calculated based upon a target percentage of eligible executives current salary assuming company and individual performance goals are achieved. The bonus pool amount can go up or down based upon the Company’s performance against budgeted EBITDA (earnings before interest, taxes, depreciation, and amortization) and cash flow.

Long-Term Incentives

          The Compensation Committee believes that it is important to provide executive officers incentive compensation based upon the Company’s stock price performance, thus aligning the interests of its executive officers with those of its shareholders and encouraging them to contribute to the Company’s long-term success. Executive officers are eligible to receive awards of stock options and restricted stock which vest over a period of years. These equity based incentive awards are structured to encourage key employees to remain in the service of the Company.

CEO Compensation

          In setting the compensation payable to the Company’s Chairman, President and Chief Executive Officer, the Compensation Committee seeks to achieve two objectives: (i) establish a level of base salary which is (a) competitive with that paid by comparable companies within the industry ; (b) competitive with that paid by companies outside the industry with which the Company competes for executive talent; and (c) commensurate with the high risks inherent in the waterborne transportation of petroleum and chemical products; the strict governmental regulation of such operations and large penalties provided by law in certain instances of groundings, collisions, and spills; and the complexities of the Chief Executive Officer’s duties and responsibilities growing out of the Company’s diverse operations within its three segments; and (ii) make a significant percentage of the total compensation package contingent upon the Company’s performance and financial results. The Committee reviewed the Chief Executive Officer’s contribution to the Company’s improved financial and operating performance as well as recognized his efforts and role in the Company’s restructuring and refinancing completed during 2002.

COMPENSATION COMMITTEE
Robert L. Keiser, Chairman
Ari J. Benacerraf
Pierre F. Lapeyre, Jr.

March 31, 2003

Compensation Committee Interlocks and Insider Participation

          During 2002, the Compensation Committee consisted of Messrs. Keiser, Benacerraf and Lapeyre. Prior to the equity transaction in September 2002, the Committee consisted of Messrs. Gaffney, Keiser and Shepherd. There were no Compensation Committee interlock relationships or insider participation for the year ended December 31, 2002.

Report of the Audit Committee

          Under the guidelines of the written charter adopted by the Board of Directors, the Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the accurate preparation of the financial statements and maintaining the reporting process and systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed and discussed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, and the reasonableness of significant judgments.

          The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards, including the matters required to be discussed by SAS 61, and has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. l. In addition, the Committee discussed with the independent auditors the auditors’ independence from management, the Company, and the Board, including the matters in the written disclosures required by the Independence Standards Board.

          The Committee engaged the Company’s independent auditors and discussed with them the overall scope and plans for the audit. The Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Committee held ten meetings during fiscal year 2002 with the independent auditors.

          In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company’s independent auditors for fiscal year 2003.

AUDIT COMMITTEE
Thomas P. Moore, Jr., Chairman
Peter H. Cressy
Robert L. Keiser

March 31, 2003

Relationship with Independent Accountants

          Ernst & Young LLP (“E&Y”) is the independent accounting firm that audits the financial statements of the Company and its subsidiaries.

          In addition to performing the audit of the Company’s consolidated financial statements, E&Y provided certain audit related services and tax services during 2002. The aggregate fees billed for 2002 for the following categories of fees and services are set forth below.

Services	Fees

Annual Audit Fees	$387,715
Audit-related Fees	$215,008
Tax services	$38,079

          E&Y did not provide any services related to financial information systems design and implementation during 2002.

          The Audit Committee of the Company’s Board reviews summaries of the services provided by E&Y and the related fees and has considered whether the provision for tax services is compatible with maintaining the independence of E&Y.

          On recommendation of the Audit Committee, the Board has appointed E&Y to audit the 2003 financial statements. Representatives from this firm will be at the Annual Meeting to make a statement, if they choose, and to answer any questions you may have.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

          Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors, and persons who own more than ten percent of the Company’s Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. The Company believes that each such person complied with such filing requirements during the fiscal year ended December 31, 2002, except that a Form 3 for Hubert E. Thyssen due on August 15, 2002 was inadvertently not filed until February 27, 2003.

Common Stock Ownership of Certain Beneficial Owners and Management

          The following table sets forth certain information regarding beneficial ownership of the Company’s Common Stock as of March 1, 2003 by (i) each person who is known by the Company to be the beneficial owner of more than five percent of the Company’s outstanding Common Stock, (ii) each director of the Company and each nominee, (iii) each Named Executive, and (iv) all directors and executive officers of the Company as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

	Shares	Percent
Name and Address of	Beneficially	Beneficially
Beneficial Owner(1)	Owned(2)(3)	Owned(2)

Nautilus Acquisition, L.P(4)	11,857,405	49.9%
c/o DLJ Merchant Banking Partners 11 Madison Avenue New York, New York 10010
C/R Marine Non-U.S. Partnership, L.P.(5)	3,731,143 (5)	15.7%
c/o Riverstone Holdings LLC 712 Fifth Avenue, 19th Floor New York, New York 10019
Wexford Capital L.L.C	2,431,801	10.2%
411 West Putnam Avenue Greenwich, CT 06830
C/R Marine Domestic Partnership, L.P.(5)	1,210,368	5.1%
c/o Riverstone Holdings LLC 712 Fifth Avenue, 19th Floor New York, New York 10019
C/R Marine Coinvestment, L.P.(5)	509,293	2.1%
c/o Riverstone Holdings LLC 712 Fifth Avenue, 19th Floor New York, New York 10019
Gerhard E. Kurz	380,000	1.6%
C/R Marine Coinvestment II, L.P.(5)	365,845	1.5%
c/o Riverstone Holdings LLC 712 Fifth Avenue, 19th Floor New York, New York 10019
Andrew W. Brauninger	38,000	*
Hubert E. Thyssen	27,332	*
Alan R. Twaits	20,666	*
Robert L. Keiser	19,000	*
Thomas P. Moore, Jr	18,000	*
Peter H. Cressy	14,000	*
L. Stephen Willrich	14,000	*
Ari J. Benacerraf(6)	—	*
c/o DLJ Merchant Banking Partners 11 Madison Avenue New York, New York 10010
David A. Durkin(7)	—	*
c/o DLJ Merchant Banking Partners 11 Madison Avenue New York, New York 10010
Kenneth V. Huseman	—	*
Pierre F. Lapeyre, Jr	—	*
David M. Leuschen	—	*
Steven A. Webster(8)	—	*
All executive officers and directors
as a group (14 persons)	525,998	2.3%

*	Less than one percent

(1)	Unless otherwise indicated, the address of each of the persons whose name appears in the table above is: c/o Seabulk International, Inc., 2200 Eller Drive, P.O. Box 13038, Fort Lauderdale, Florida 33316.

(2)	Includes shares issuable upon the exercise of options that have vested and are exercisable within 60 days of the date of this Proxy Statement. The shares underlying such options are deemed to be outstanding for the purpose of computing the percentage of outstanding stock owned by such persons individually and by each group of which they are a member, but are not deemed to be outstanding for the purpose of computing the percentage of any other person.

(3)	Includes shares of restricted stock issued but which only become non-forfeitable in the future.

(4)	Includes 11,737,830 shares of our common stock owned by Nautilus Acquisition, L.P. (which we are referring to as Nautilus in this proxy statement). Also includes 37,210 shares of our common stock issuable upon exercise of our Class A Common Stock Purchase Warrants held by Nautilus, which warrants have an exercise price of $38.49 per share, and 82,365 shares of our common stock issuable upon exercise of our Common Stock Purchase Warrants held by Nautilus, which warrants have an exercise price of $0.01 per share. Nautilus Intermediary, L.P., Nautilus’ sole general partner (which we refer to as Nautilus Intermediary in this proxy statement), Nautilus AIV, L.P., Nautilus Intermediary’s sole general partner (which we refer to as Nautilus AIV in this proxy statement) and Nautilus GP, LLC, Nautilus AIV’s managing general partner (which we refer to as Nautilus GP in this proxy statement), may be deemed to have beneficial ownership with respect to our securities held by Nautilus. We are referring to Nautilus, Nautilus Intermediary, Nautilus AIV and Nautilus GP collectively as the Nautilus Entities in this proxy statement. The partnership agreements of each of Nautilus, Nautilus Intermediary and Nautilus AIV grant, directly or indirectly, the exclusive management and decision making authority (including voting and dispositive power) with respect to our securities held by Nautilus to Nautilus GP. The members of Nautilus GP are W.M. Craig, Jonathan Dean, Kenneth V. Huseman and Credit Suisse First Boston Private Equity, Inc. (which we are referring to as CSFBPE in this proxy statement). DLJ Merchant Banking Partners III, L.P. (which we are referring to as Partners III in this proxy statement) is a limited partner of Nautilus Intermediary. Certain investment partnerships affiliated with Partners III (which, collectively with Partners III, we are referring to as the CSFBPE Funds in this proxy statement) are the limited partners of Nautilus. DLJ Merchant Banking III, L.P. is also a general partner of Nautilus AIV, however, it does not have any decision making authority (including voting and dispositive power) with respect to the investment in us. Credit Suisse First Boston, a Swiss bank (which we are referring to as the Bank in this proxy statement) owns a majority of the voting stock of Credit Suisse First Boston, Inc., which in turn owns all of the voting stock of Credit Suisse First Boston (USA), Inc. (which we are are referring to as CSFB-USA in this proxy statement). CSFBPE is a subsidiary of CSFB-USA and the CSFBPE Funds are merchant banking funds managed by subsidiaries of CSFB-USA. While the Bank and its subsidiaries, to the extent that they constitute part of the investment banking business (which we are collectively referring to as the CSFB Entities in this proxy statement) of Credit Suisse First Boston business unit, disclaim beneficial ownership of our securities held by Nautilus, as a result of the relationship of the CSFB Entities to, and the pecuniary interest of the CSFB Entities in, Partners III, Nautilus AIV and CSFBPE as described above, the CSFB Entities may be deemed to beneficially own our securities held by Nautilus. The ultimate parent company of the Bank is Credit Suisse Group (which we are referring to as CSG in this proxy statement). CSG disclaims beneficial ownership of the securities owned by its direct and indirect subsidiaries, including Nautilus. Due to their interest in Nautilus GP, Mssrs. Craig, Dean and Huseman may be deemed to beneficially own the shares of our common stock held by Nautilus. Mssrs. Craig, Dean and Huseman disclaim any such beneficial ownership. The Nautilus Entities and the CSFB Entities may be considered a group together with the Carlyle/Riverstone Investment Partnerships ((as defin ed in Note (5) below)) and therefore be deemed to beneficially own the shares beneficially owned by the Carlyle/Riverstone Investment Partnerships, but no such entity affirms the existence of any such group. Each of the Nautilus Entities and the CSFB Entities disclaim any such beneficial ownership.

(5)	The share numbers in the above table represent the shares of common stock owned by C/R Marine Domestic Partnership, L.P., C/R Marine Non-U.S. Partnership, L.P., C/R Marine Coinvestment L.P., and C/R Marine Coinvestment II, L.P. (collectively referred to in this proxy statement as the “Carlyle/Riverstone Investment Partnerships”). C/R Marine GP Corp. exercises investment discretion and control over the all shares held by the Carlyle/Riverstone Investment Partnerships directly through its capacity as the sole general partner of the Carlyle/Riverstone Investment Partnerships. William E. Conway, Jr., Daniel A. D’Aniello, David M. Rubenstein, Pierre F. Lapeyre, Jr., David M. Leuschen and Jim H. Derryberry, as the officers and directors of C/R Marine GP Corp., may be deemed to share beneficial ownership of the shares shown as beneficially owned by the Carlyle/Riverstone Investment Partnerships. Such persons disclaim such beneficial ownership. Each of the Carlyle/Riverstone Investment Partnerships may be deemed to beneficially own the shares by the other the Carlyle/Riverstone Investment Partnerships. Such partnerships disclaim such beneficial ownership. Such entities may be considered a group together with Nautilus and therefore be deemed to beneficially own the shares owned by Nautilus. Such entities disclaim any such beneficial ownership.

(6)	Mr. Benacerraf disclaims any beneficial ownership of the shares referred to in footnote 4 above.

(7)	Mr. Durkin disclaims any beneficial ownership of the shares referred to in footnote 4 above.

(8)	Mr. Webster disclaims any beneficial ownership of the shares referred to in footnote 4 above.

Performance Graph

          The following graph compares the performance of the Company’s Common Stock to the cumulative total return to shareholders of (i) the stocks included in the NASDAQ National Market – United States Index and (ii) the Company’s Peer Group Index for the same period, in each case assuming the investment of $100 on January 1, 1998. The Company’s Peer Group Index consists of Kirby Corp., Maritrans, Inc., Seacor Smit, Inc., Stolt-Nielsen, S.A., Tidewater, Inc., and Trico Marine Services.

2. PROPOSAL TO AMEND THE SEABULK INTERNATIONAL, INC.
AMENDED AND RESTATED EQUITY OWNERSHIP PLAN

          Upon the recommendation of the Compensation Committee, the Board of Directors unanimously approved, subject to the consideration and approval of the shareholders of the Company, an amendment of the Seabulk International, Inc. Amended and Restated Equity Ownership Plan (the “Plan”) to increase the number of shares of Common Stock (“Stock”) available for issuance under the Plan from 1,300,000 to 2,300,000. The Plan was originally approved by the Board of Directors and shareholders of the Company in June 2000. Essentially all of the 1,300,000 shares currently in the Plan have been awarded, either as stock options or as restricted stock. The Board of Directors believes that the success of the Company depends in part upon its ability to attract and retain highly qualified and competent officers and employees. The Board of Directors believes that incentive-based compensation enhances that ability and provides motivation to such persons to advance the interests of the Company and its shareholders.

          Also upon the recommendation of the Compensation Committee, the Board of Directors unanimously approved, subject to the consideration and approval of the shareholders of the Company, an amendment of the Plan to modify the current definition of “Change in Control”. The revised definition would add acquisition of 50% or more of the outstanding voting securities of the Company by means of a private equity or public equity offering to the definition. The dissolution or liquidation of the Company would also be added to the definition. The Board of Directors believes that this definition, as amended, will provide a more common definition of “Change in Control” customarily seen in employee stock compensation plans and will provide additional protection to employees in the event of a change in control through a private equity placement, public equity offering, dissolution or liquidation. An employee’s unvested stock options vest and restricted stock becomes non-forfeitable if an employee is terminated within two years after a change in control under the Plan.

          A copy of the revised Plan is attached to this Proxy Statement as Appendix A. The following is a brief summary of certain provisions of the Plan, which summary is qualified in its entirety by reference to the full text of the Plan. Capitalized terms not specifically defined in this section shall have the same meaning given to such term in the Plan. The Board’s approval of the amendment to the Plan and recommendation that the shareholders adopt it follows the summary.

Material Features of the Plan

          Administration of the Plan. The Plan is administered by the Compensation Committee of the Board of Directors (the “Committee”). The Committee has full authority to determine the officers and employees of the Company or its affiliates to whom awards will be granted and the terms and provisions of such awards. Subject to the provisions of the Plan, the Committee has full authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective stock agreements issued under the Plan and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). The Committee’s decisions are final and binding on all participants in the Plan.

          Participation in the Plan. Participants in the Plan are selected from among the officers and employees of the Company and its affiliates who, in the opinion of the Committee, are in a position to contribute materially to the Company’s continued growth and development and to its long-term financial success. As of March 1, 2003, approximately 68 persons participate in the Plan.

          Awards Under the Plan. The Plan provides for the grant of any or all of the following types of awards (collectively, “Awards”): (i) stock options, including “incentive stock options,” within the meaning of Section 422 of the Code, and non-qualified stock options; (ii) stock appreciation rights, freestanding or granted in connection with all or any portion of a previously or contemporaneously granted Award; (iii) restricted stock; (iv) dividend equivalent rights; (v) performance awards; and (vi) phantom shares. Awards may be granted singly, in combination, or in tandem, as determined by the Committee in its discretion. Subject to the Plan, the Committee generally has the authority to fix the terms and number of Awards to be granted under the Plan.

          The exercise price for any option may be paid as follows: (a) in cash; (b) with Stock that has been owned by the holder for at least six months prior to the date of exercise having an aggregate fair market value on the date of exercise equal to the exercise price; (c) by tendering a combination of cash and Stock; and/or (d) in any other form of valid consideration that is acceptable to the Committee in its sole discretion.

          Stock Subject to the Plan. With the addition of the 1,000,000 new shares which are being requested herein for approval by the stockholders added to the 1,300,000 shares currently authorized and reserved, an aggregate of 2,300,000 shares of Stock will be authorized for issuance under the Plan, subject to adjustments as are appropriate to reflect any stock dividend, stock split or increase or decrease in shares of Stock without receipt of consideration by the Company. As 1,604,000 options and restricted stock have been granted to date under the Plan as of March 1, 2003, and 260,165 unexercised options have been returned to the Plan through retirements, terminations, or exchanges, 956,165 shares will be available for issuance under the Plan upon approval by the stockholders of this Amendment. Grants made above 1,300,000 shares were made contingent upon shareholder approval of the Plan amendment.

          Effect of Certain Corporate Events. In the event of a merger, consolidation or other reorganization of the Company or tender offer for shares of Stock, the Committee may make adjustments with respect to awards and take such other action as it deems necessary or appropriate to reflect in anticipation of such merger, consolidation, reorganization or tender offer, including the substitution of new Awards, the termination or adjustment of outstanding Awards, the acceleration of Awards or the removal of restrictions on outstanding Awards.

Summary of Certain Federal Income Tax Consequences of the Plan

          Incentive Stock Options. No taxable income is realized by a participant and no tax deduction is available to the Company upon either the grant or exercise of an incentive stock option. If a participant holds the shares acquired upon the exercise of an incentive stock option for more than one year after the issuance of the shares upon exercise of the incentive stock option and more than two years after the date of the grant of the incentive stock option (the “ISO Holding Period”), the difference between the exercise price and the amount realized upon the sale of the shares will be treated as a long-term capital gain or loss and no deduction will be available to the Company. If the shares are transferred before the expiration of the ISO Holding Period, the participant will realize ordinary income and the Company will be entitled to a deduction on the portion of the gain, if any, equal to the difference between the incentive stock option exercise price and the fair market value of the shares on the date of exercise or, if less, the difference between the amount realized on the disposition and the adjusted basis of the stock; provided, however, that the deduction will not be allowed if such amount exceeds an applicable deduction limitation and does not satisfy an exception to such deduction limitation. Any further gain or loss from an arm’s-length sale or exchange will be taxable as a long-term or short-term capital gain or loss, depending upon the holding period before disposition. Certain special rules apply if an incentive stock option is exercised by tendering stock.

          The difference between the incentive stock option exercise price and the fair market value, at the time of exercise, of the Common Stock acquired upon the exercise of an incentive stock option may give rise to alternative minimum taxable income subject to an alternative minimum tax. Special rules also may apply in certain cases where there are subsequent sales of shares in disqualifying dispositions and to determine the basis of the stock for purposes of computing alternative minimum taxable income on subsequent sale of the shares.

          Non-Qualified Stock Options. No taxable income generally is realized by the participant upon the grant of a non-qualified stock option, and no deduction generally is then available to the Company. Generally, upon exercise of a non-qualified stock option, the excess of the fair market value of the shares on the date of exercise over the exercise price will be taxable to the participant as ordinary income. Such amount will also be deductible by the Company (assuming any Federal income tax reporting requirements are satisfied) unless such amount exceeds an applicable deduction limitation and does not satisfy an exception to such deduction limitation. The tax basis of shares acquired by the participant will be the fair market value on the date of exercise. When a participant disposes of shares acquired upon exercise of a non-qualified stock option, any amount realized in excess of the fair market value of the shares on the date of exercise generally will be treated as a capital gain and will be long-term or short-term, depending on the holding period of the shares. The holding period commences upon exercise of the non-qualified stock option. If the amount received is less than such fair market value, the loss will be treated as a long-term or short-term capital loss, depending on the holding period of the shares. The exercise of a non-qualified stock option will not trigger the alternative minimum tax consequences applicable to incentive stock options.

          Stock Appreciation Rights. No taxable income will be realized by a participant upon the grant of a stock appreciation right and no deduction will be available to the Company. Generally, upon the exercise of the stock appreciation right, the participant will realize taxable income equal to the cash or the fair market value (on the date of exercise) of the shares, or both, received, and the Company will be entitled to a deduction (assuming any Federal income tax reporting requirements are satisfied) unless such amount exceeds an applicable deduction limitation and does not satisfy an exception to the deduction limitation. The tax basis in any shares received will be the fair market value on the date of exercise and, if shares received are held for more than one year, the participant will realize long-term capital gain or loss upon disposition.

          Restricted Stock. Unless a participant otherwise elects to be taxed upon receipt of shares of restricted stock under the Plan, the participant must include in his or her taxable income the difference between the fair market value of the shares and the amount paid, if any, for the shares, as of the first date the participant’s interest in the shares is no longer subject to a substantial risk of forfeiture or such shares become transferable. A participant’s rights in restricted stock awarded under the Plan are subject to a substantial risk of forfeiture if the rights to full enjoyment of the shares are conditioned, directly or indirectly, upon the future performance of substantial services by the participant. Where shares of restricted stock received under the Plan are subject to a substantial risk of forfeiture, the participant can elect to report the difference between the fair market value of the shares on the date of receipt and the amount paid, if any, for the stock as ordinary income in the year of receipt. To be effective, the election must be filed with the Internal Revenue Service within 30 days after the date the shares are transferred to the participant. The Company is entitled to a federal income tax deduction equal in amount to the amount includable as compensation in the gross income of the participant, unless such amount exceeds an applicable deduction limitation and does not satisfy an exception to such deduction limitation. The amount of taxable gain arising from a participant’s sale of shares of restricted stock acquired pursuant to the Plan is equal to the excess of the amount realized on such sale over the sum of the amount paid, if any, for the stock and the compensation element included by the participant in taxable income. For stock held more than one year, the participant will realize long-term capital gain or loss upon disposition.

          Dividend Equivalent Rights, Performance Awards and Phantom Shares. A participant who has been granted a dividend equivalent right, performance award or a phantom share award under the Plan generally will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. Whether a dividend equivalent right, performance award or phantom share award is paid in cash or shares of Common Stock, the participant will have taxable compensation and, subject to an applicable deduction limitation, the Company will have a corresponding deduction. The measure of such income and deduction will be the amount of any cash paid and the fair market value of any shares of Common Stock either at the time the award is paid or at the time any restrictions on the shares (including restrictions under Section 16(b) of the Exchange Act) subsequently lapse, depending on the nature, if any, of the restrictions imposed and whether the individual elects to be taxed without regard to any such restrictions.

          Effect of Termination of Employment. The Plan provides that in the event of termination of a participant’s service with the Company any Award under the Plan may be canceled, accelerated, paid or continued, as provided in the Stock Agreement or, in the absence of such provision, as the Committee, in its sole discretion, may determine.

          Termination and Amendment of the Plan. The Board of Directors may at any time amend or terminate the Plan. The Plan provides that no termination or amendment without the consent of the holder of an Award will adversely affect the rights of the participant under such Award.

Approval of the Proposed Amendment of the Plan

          The Compensation Committee and the Board of Directors of the Company have unanimously approved the amendments of the Plan. Amendments of the Plan require the affirmative vote of a majority of the votes cast in person or by proxy at the Meeting.

          The Board unanimously recommends that the shareholders vote FOR the adoption of the proposed amendments of the Seabulk International, Inc. Amended and Restated Equity Ownership Plan.

3. PROPOSAL TO AMEND THE SEABULK INTERNATIONAL, INC.
STOCK OPTION PLAN FOR DIRECTORS

          Upon the recommendation of the Compensation Committee, the Board of Directors unanimously approved, subject to the consideration and approval of the shareholders of the Company, an amendment of the Seabulk International, Inc. Stock Option Plan for Directors (the “Plan”) to increase the number of shares of Common Stock (“Stock”) available for issuance under the Plan from 175,000 to 360,000. The Plan was originally approved by the Board of Directors and shareholders of the Company in June 2000. Most of the 175,000 shares currently in the Plan have been awarded. The Plan currently does not have enough shares remaining to grant awards to the Directors after the Annual Shareholders Meeting as set forth in the Plan. The Board of Directors believes that incentive-based stock compensation provides additional motivation to Directors to advance the interests of the Company and its shareholders.

          Also upon the recommendation of the Compensation Committee, the Board of Directors unanimously approved, subject to the consideration and approval of the shareholders of the Company, an amendment of the Plan to modify the current definition of “Change in Control”. The revised definition would add acquisition of 50% or more of the outstanding voting securities of the Company by means of a private equity or public equity offering to the definition. The dissolution or liquidation of the Company would also be added to the definition. The Board of Directors believes that this definition, as amended, will provide a more common definition of “Change in Control” customarily seen in stock compensation plans and will provide additional protection in the event of a change in control through a private equity placement, public equity offering, dissolution or liquidation. Directors’ unvested stock options vest upon a change in control under the Plan.

          A copy of the revised Plan is attached to this Proxy Statement as Appendix B. The following is a brief summary of certain provisions of the Plan, which summary is qualified in its entirety by reference to the full text of the Plan. Capitalized terms not specifically defined in this section shall have the same meaning given to such term in the Plan. The Board’s approval of the amendment to the Plan and recommendation that the shareholders adopt it follows the summary.

Material Features of the Plan

          Administration of the Plan. The Plan is administered by the Compensation Committee of the Board of Directors (the “Committee”). Subject to the provisions of the Plan, the Committee has full authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Stock Agreements issued under the Plan; and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). The Committee’s decisions are final and binding on all participants in the Plan.

          Awards Under the Plan. The Plan provides for the grant of non-qualified stock options (“Awards”). The exercise price for any option may be paid as follows: (a) in cash; (b) with Stock that has been owned by the holder for at least six months prior to the date of exercise having an aggregate fair market value on the date of exercise equal to the exercise price; (c) by tendering a combination of cash and Stock; and/or (d) in any other form of valid consideration that is acceptable to the Committee in its sole discretion.

          Stock Subject to the Plan. With the addition of the 185,000 new shares which are being requested herein for approval by the stockholders to be added to the 175,000 shares currently authorized and reserved, an aggregate of 360,000 shares of Stock will be authorized for issuance under the Plan, subject to adjustments as are appropriate to reflect any stock dividend, stock split or increase or decrease in shares of Stock without receipt of consideration by the Company. As 144,000 options have been granted under the Plan as of March 1, 2003, and 31,000 shares currently remain to be granted and issued under the Plan, 216,000 shares will be available for issuance under the Plan upon approval by the stockholders of this Amendment.

          Effect of Certain Corporate Events. In the event of a merger, consolidation or other reorganization of the Company or tender offer for shares of Stock, the Committee may make adjustments with respect to awards and take such other action as it deems necessary or appropriate to reflect in anticipation of such merger, consolidation, reorganization or tender offer, including the substitution of new Awards, the termination or adjustment of outstanding Awards, the acceleration of Awards or the removal of restrictions on outstanding Awards.

          Effect of Cessation as Director. The Plan provides that in the event of cessation of a Director’s service with the Company, Awards shall be exercised within twelve months unless cessation is due to certain enumerated circumstances, including change in control, in which case they may be exercised until the expiration of the options.

          Federal Income Tax Consequences. Under present federal income tax laws the grant of an option will create no federal income tax consequences for an optionee or the Company. Upon exercising an option, the optionee must recognize ordinary income equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise and the Company will be entitled to a deduction for the same amount.

          Amendment of the Plan. The Plan provides that no termination or amendment without the consent of the holder of an Award will adversely affect the rights of the participant under such Award.

Approval of the Proposed Amendment of the Plan

          The Compensation Committee and the Board of Directors of the Company have unanimously approved the amendments to the Plan. Amendments of the Plan require the affirmative vote of a majority of the votes cast in person or by proxy at the Meeting.

          The Board unanimously recommends that the shareholders vote for the adoption of the proposed amendments of the Seabulk International, Inc. Stock Option Plan for Directors.

4. PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP
AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS

          The Audit Committee of the Board of Directors has appointed Ernst & Young LLP as the Company’s independent public accountants for the year ending December 31, 2003. The appointment of independent public accountants by the Audit Committee is submitted annually for ratification by the shareholders. A representative of Ernst & Young LLP will be present at the Annual Meeting of Shareholders to respond to appropriate questions and will have an opportunity to make a statement if he or she desires to do so.

          Ratification of the selection of the Company’s independent public accountants requires the affirmative vote of the holders of a majority of the shares present and entitled to vote at the meeting. The Board unanimously recommends that the stockholders vote for the appointment of Ernst & Young LLP as the Company’s independent public accountants for the year ending December 31, 2003.

5. OTHER MATTERS

          The Board of Directors has no knowledge of any additional business to be presented for consideration at the Meeting. Should any such matters properly come before the Meeting or any adjournments thereof, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment on such other matters and with respect to matters incident to the conduct of the Meeting. Certain financial and other information regarding the Company, including audited consolidated financial statements of the Company and its subsidiaries for the last fiscal year, is included in the Company’s 2002 Annual Report to Shareholders mailed with this Proxy Statement.

          Shareholders may obtain a copy of the Company’s Annual Report on Form 10-K and the schedules thereto by writing to Alan R. Twaits, Senior Vice President, General Counsel and Secretary, Seabulk International, Inc., 2200 Eller Drive, P.O. Box 13038, Ft. Lauderdale, Florida 33316. Additional copies of this Proxy Statement and the accompanying proxy also may be obtained from Mr. Twaits.

          A list of shareholders of record entitled to be present and vote at the Meeting will be available at the offices of the Company for inspection by the shareholders during regular business hours from April 30, 2003 to the date of the Meeting. The list will also be available during the Meeting for inspection by shareholders who are present. Votes will be tabulated by an automated system administered by Mellon Investor Services, LLC, the Company’s transfer agent.

          In order to assure the presence of the necessary quorum at the Meeting, please vote by phone or Internet or sign and mail the enclosed proxy promptly in the envelope provided. No postage is required if mailed within the United States. Signing and returning the proxy will not prevent you from attending the Meeting and voting in person, should you so desire.

SHAREHOLDER PROPOSALS FOR THE
2004 ANNUAL MEETING OF SHAREHOLDERS

          Any shareholder who wishes to present a proposal for consideration at the Annual Meeting of Shareholders to be held in 2004 must submit such proposal in accordance with the rules of the Securities and Exchange Commission. In order for a proposal to be included in the proxy materials relating to the 2004 Annual Meeting, it must be received by the Company no later than December 10, 2003. If a shareholder intends to submit a proposal at the 2004 Annual Meeting of Shareholders that is not eligible for inclusion in the proxy materials relating to that meeting, the shareholder must do so no later than February 28, 2004. If such shareholder fails to comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary voting authority when and if the proposal is raised at the 2004 Annual Meeting of Shareholders. Such proposals and notice should be addressed to Alan R. Twaits, Senior Vice President, General Counsel and Secretary, Seabulk International, Inc., 2200 Eller Drive, P.O. Box 13038, Ft. Lauderdale, Florida 33316.

SEABULK INTERNATIONAL, INC

By: /s/ Alan R. Twaits

Title: Secretary

APPENDIX A

AMENDED AND RESTATED

EQUITY OWNERSHIP PLAN

NOTICE OF 2003 ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT FOR THE 2003 ANNUAL MEETING OF SHAREHOLDERS
1. ELECTION OF DIRECTORS
Summary Compensation Table
Performance Graph
2. PROPOSAL TO AMEND THE SEABULK INTERNATIONAL, INC. AMENDED AND RESTATED EQUITY OWNERSHIP PLAN
3. PROPOSAL TO AMEND THE SEABULK INTERNATIONAL, INC. STOCK OPTION PLAN FOR DIRECTORS
4. PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS
5. OTHER MATTERS
SHAREHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING OF SHAREHOLDERS

SEABULK INTERNATIONAL, INC.

AMENDED AND RESTATED

EQUITY OWNERSHIP PLAN

          Seabulk International, Inc. hereby establishes this Plan to be called the Equity Ownership Plan to encourage certain employees of the Company to acquire Common Stock of the Company, to make monetary payments to certain employees based upon the value of the Common Stock, or based upon achieving certain goals on a basis mutually advantageous to such employees and the Company and thus provide an incentive for continuation of the efforts of the employees for the success of the Company, for continuity of employment and to further the interests of the shareholders. This Equity Ownership Plan amends and restates in its entirety the Seabulk International, Inc. Stock Option Plan dated December 15, 1999.

SECTION 1 — DEFINITIONS

          1.1     Definitions.     Whenever used herein, the masculine pronoun shall be deemed to include the feminine, the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:

               (a)     “Award” means any Stock Option, Stock Appreciation Right, Stock Award, Performance Unit Award, Dividend Equivalent Right, or Phantom Shares granted under the Plan.

               (b)     “Beneficiary” means the person or persons designated by a Participant to exercise an Award in the event of the Participant’s death while employed by the Company, or in the absence of such designation, the executor or administrator of the Participant’s estate.

               (c)     “Board” means the Board of Directors of the Company.

               (d)     “Cause” means conduct by the Participant amounting to (1) fraud or dishonesty against the Company, (2) willful misconduct, repeated refusal to follow the reasonable directions of the Board of Directors of the Company, or knowing violation of law in the course of performance of the duties of Participant’s employment with the Company, (3) repeated absences from work without a reasonable excuse, (4) repeated intoxication with alcohol or drugs while on the Company’s premises during regular business hours, (5) a conviction or plea of guilty or nolo contendere to a felony or a crime involving dishonesty, or (6) a breach or violation of the terms of any employment or other agreement to which Participant and the Company are party.

               (e)     “Change in Control” shall be deemed to have occurred if (i) a tender offer shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company eligible to vote in the election of directors generally, (ii) the Company shall be merged or consolidated with another entity, or substantially all of the assets of the Company shall be sold or transferred to another entity if, in any such case, as a result of such merger, consolidation or sale, less than 50% of the outstanding voting securities of the resulting entity eligible to vote in the election of directors generally (or comparable governing body) shall be owned in the aggregate by the former shareholders of the Company, (iii) a person, including a “group” (other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any member of the Existing Group), within the meaning of Section 3(a)(9) or of Section 13(d)(3) (as in effect on the date hereof) of the Securities Exchange Act of 1934, shall acquire 50% or more of the outstanding voting securities of the Company eligible to vote in the election of directors generally (whether

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directly, indirectly, beneficially or of record), or (iv) the Company is to be dissolved or liquidated. For purposes hereof, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) (as in effect on the date hereof) pursuant to the Securities Exchange Act of 1934. For the purpose of this definition, a “member of the Existing Group” means any person or entity controlled by, or under common control with, any of Credit Suisse First Boston Private Equity, Carlyle Group or Riverstone Holdings, LLC.

               (f)     “Code” means the Internal Revenue Code of 1986, as amended.

               (g)     “Committee” means the Compensation Committee of the Board of Directors.

               (h)     “Company” means Seabulk International Inc., a Delaware corporation.

               (i)     “Disability” has the same meaning as provided in the retirement plan maintained by the Company. In the event of a dispute, the determination of Disability shall be made by the Committee. In making its determination the Committee may, but is not required to, rely on advice of a physician competent in the area to which such Disability relates. The Committee may make the determination in its sole discretion and any decision of the Committee will be binding on all parties.

               (j)     “Disposition” means any conveyance, sale, transfer, assignment, pledge or hypothecation, whether outright or as security, inter vivos or testamentary, with or without consideration, voluntary or involuntary.

               (k)     “Dividend Equivalent Rights” means certain rights to receive cash payments as described in Plan Section 3.5.

               (l)     “Fair Market Value” means, for any particular date,(i) for any period during which the Stock shall not be listed for trading on a national securities exchange, but when prices for the Stock shall be reported by the National Market of the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) or the Over-the-Counter Bulletin Board Market (“OTCBB”), the last transaction price per share as quoted by the National Market of NASDAQ or the OTCBB, (ii) for any period during which the Stock shall not be listed for trading on a national securities exchange or its price reported by the National Market of NASDAQ or the OTCBB, but when prices for the Stock shall be reported by NASDAQ or the OTCBB, the closing bid price as reported by NASDAQ or the OTCBB, (iii) for any period during which the Stock shall be listed for trading on a national securities exchange, the closing price per share of Stock on such exchange as of the close of such trading day, or (iv) the market price per share of Stock as determined by a qualified valuation expert selected by the Board in the event neither (i), (ii), or (iii) above shall be applicable. If the Fair Market Value is to be determined as of a day when the securities markets are not open, the Fair Market Value on that day shall be the Fair Market Value on the next succeeding day when the markets are open.

               (m)      “Incentive Stock Option” means an incentive stock option, as defined in Code Section 422, described in Plan Section 3.2.

               (n)      “Non-Qualified Stock Option” means a stock option, other than an option qualifying

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as an Incentive Stock Option, described in Plan Section 3.2.

               (o)     “Option” means a Non-Qualified Stock Option or an Incentive Stock Option.

               (p)     “Over 10% Owner” means an individual who at the time an Incentive Stock Option is granted owns Stock constituting more than 10% of the total combined voting power of the Company or one of its Parents or Subsidiaries, determined by applying the attribution rules of Code Section 424(d).

               (q)     “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, with respect to Incentive Stock Options, at the time of granting of the Option, each of the corporations other than the company owns stock constituting 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

               (r)     “Participant” means an individual who receives an Award hereunder.

               (s)     “Performance Unit Award” refers to a performance unit award described in Plan Section 3.6.

               (t)     “Phantom Shares” refers to the rights described in Plan Section 3.7.

               (u)     “Plan” means the Seabulk International Inc. Amended and Restated Equity Ownership Plan.

               (v)     “Retirement” means a Participant’s termination of employment after attaining age 62.

               (w)     “Stock” means the Company’s common stock.

               (x)     “Stock Agreement” means an agreement between the Company and a Participant or other documentation evidencing an Award.

               (y)     “Stock Appreciation Right” means a stock appreciation right described in Plan Section 3.3.

               (z)     “Stock Award” means a stock award described in Plan Section 3.4.

               (aa)     “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, with respect to Incentive Stock Options, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock constituting 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

               (ab)     “Termination of Employment” means the termination of the employee-employer relationship between a Participant and the Company and its affiliates regardless of the fact that severance or similar payments are made to the Participant, for any reason, including, but not by way of limitation, a

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termination by resignation, discharge, death, Disability or Retirement. The Committee shall, in its absolute discretion, determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a leave of absence constitutes a Termination of Employment, or whether a Termination of Employment is for Cause. In the event that a Participant who has been granted a Non-Qualified Stock Option hereunder ceases to be an employee but remains a member of the Board, no Termination of Employment shall be deemed to have occurred until the Participant ceases to be a member of the Board.

               (ac)     “Vested” means that an Award is nonforfeitable and exercisable with regard to a designated number of shares of Stock.

SECTION 2 — GENERAL TERMS

          2.1     Purpose of the Plan. The Plan is intended to (a) provide incentive to officers and employees of the Company and its affiliates to stimulate their efforts toward the continued success of the Company and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company; (b) encourage stock ownership by officers and employees by providing them with a means to acquire a proprietary interest in the Company by acquiring shares of Stock or to receive compensation which is based upon appreciation in the value of Stock; and (c) provide a means of obtaining and rewarding personnel.

          2.2     Stock Subject to the Plan. Subject to adjustment in accordance with Section 5.2, 2,300,000 shares of Stock (the “Maximum Plan Shares”) are hereby reserved and subject to issuance under the Plan. At no time shall the Company have outstanding Awards and shares of Stock issued in respect to Awards in excess of the Maximum Plan Shares. To the extent permitted by law, the shares of Stock attributable to the nonvested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Award that is forfeited, canceled or expires or terminates for any reason without becoming vested, paid, exercised, converted or otherwise settled in full shall again be available for purposes of the Plan.

          2.3     Administration of the Plan. The Plan shall be administered by the Committee. The Committee shall have full authority in its discretion to determine the officers and employees of the Company or its affiliates to whom Awards shall be granted and the terms and provisions of Awards, subject to the Plan. Subject to the provisions of the Plan, the Committee shall have full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Stock Agreements and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). The Committee’s decisions shall be final and binding on all Participants.

          2.4     Eligibility and Limits. Participants in the Plan shall be selected by the Committee from among those employees of the Company and its affiliates who, in the opinion of the Committee, are in a position to contribute materially to the Company’s continued growth and development and to its long-term financial success. In the case of Incentive Stock Options, the aggregate Fair Market Value (determined as at the date an Incentive Stock Option is granted) of Stock with respect to which Stock Options intended to meet the requirements of Code Section 422 that become exercisable for the first time by an individual during any calendar year under all plans of the Company and its Parents and Subsidiaries shall not exceed $100,000;

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provided further, that if the limitation is exceeded, the Incentive Stock Option(s) which cause the limitation to be exceeded shall be treated as Non-Qualified Stock Option(s).

SECTION 3 — TERMS OF AWARDS

          3.1     Terms and Conditions of All Awards.

               (a)     The number of shares of Stock as to which an Award shall be granted shall be determined by the Committee in its sole discretion, subject to the provisions of Sections 2.2 and 2.4 as to the total number of shares available for grants under the Plan.

               (b)     Each Award shall be evidenced by a Stock Agreement in such form as the Committee may determine is appropriate, subject to the provisions of the Plan.

               (c)     The date an Award is granted shall be the date on which the Committee has approved the terms and conditions of the Stock Agreement and has determined the recipient of the Award and the number of shares covered by the Award and has taken all such other action necessary to complete the grant of the Award.

               (d)     The Committee may provide in any Stock Agreement a vesting schedule. The vesting schedule shall specify when such Awards shall become Vested and thus exercisable. Notwithstanding any vesting schedule which may be specified in a Stock Agreement, in the event of any Termination of Employment other than by reason of death or Disability within 2 years following a Change in Control the Awards granted under the Plan shall become 100% Vested and exercisable except to the extent that the exercisability of any such Award would result in an “excess parachute payment” within the meaning of Section 280G of the Code.

               (e)     Awards shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant’s lifetime, only by the Participant, or in the event of the Disability of the Participant, by the legal representative of the Participant.

          3.2     Terms and Conditions of Options. At the time any Option is granted, the Committee shall determine whether the Option is to be an Incentive Stock Option or a Non-Qualified Stock Option, and the Option shall be clearly identified as to its status as an Incentive Stock Option or a Non-Qualified Stock Option. At the time any Incentive Stock Option is exercised, the Company shall be entitled to place a legend on the certificates representing the shares of Stock purchased pursuant to the Option to clearly identify them as shares of Stock purchased upon exercise of an Incentive Stock Option. An Incentive Stock Option may only be granted within ten (10) years from the earlier of the date the Plan, as amended and restated, is adopted or approved by the Company’s stockholders.

               (a)     Option Price. Subject to adjustment in accordance with Section 5.2 and the other provisions of this Section 3.2, the exercise price (the “Exercise Price”) per share of the Stock purchasable under any Option shall be as set forth in the applicable Stock Agreement. With respect to each grant of an Incentive Stock Option to a Participant who is not an Over 10% Owner, the Exercise Price per share shall not be less than the Fair Market Value on the date the Option is granted. With respect to each grant for an

5

Incentive Stock Option to a Participant who is an Over 10% Owner, the Exercise Price shall not be less than 110% of the Fair Market Value on the date the Option is granted.

               (b)     Option Term. Any Incentive Stock Option granted to a Participant who is not an Over 10% Owner shall not be exercisable after the expiration of ten (10) years after the date the Option is granted. Any Incentive Stock Option granted to an Over 10% Owner shall not be exercisable after the expiration of five (5) years after the date the Option is granted. In either case, the Committee may specify a shorter term and state such term in the Stock Agreement.

               (c)     Payment. Payment for all shares of Stock purchased pursuant to exercise of an Option shall be made in any form or manner authorized by the Committee in the Stock Agreement or by amendment thereto, including, but not limited to, cash or, if the Stock Agreement provides, (i) by delivery to the Company of a number of shares of Stock which have been owned by the holder for at least six (6) months prior to the date of exercise having an aggregate Fair Market Value on the date of exercise equal to the Exercise Price or (ii) by tendering a combination of cash and Stock. Payment shall be made at the time that the Option or any part thereof is exercised, and no shares shall be issued or delivered upon exercise of an option until full payment has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a stockholder.

               (d)     Conditions to the Exercise of an Option. Each Option granted under the Plan shall be exercisable at such time or times or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Agreement; provided, however, that subsequent to the grant of an Option, the Committee, at any time before termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part, including, without limitation, upon a Change in Control and may, except as provided in Section 3.2(e), permit the Participant or any other designated person to exercise the Option, or any portion thereof, for all or part of the remaining Option term notwithstanding any provision of the Stock Agreement to the contrary.

               (e)     Termination of Incentive Stock Option. With respect to an Incentive Stock Option, in the event of Termination of Employment of a Participant, the Option or portion thereof held by the Participant which is unexercised shall expire, terminate, and become unexercisable no later than the expiration of three (3) months after the date of Termination of Employment; provided, however, that in the case of a holder whose Termination of Employment is due to death or Disability, one (1) year shall be substituted for such three (3) month period. For purposes of this Subsection (e), Termination of Employment of the Participant shall not be deemed to have occurred if the Participant is employed by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the Incentive Stock Option of the Participant in a transaction to which Code Section 424(a) is applicable.

               (f)     Special Provisions for Certain Substitute Options. Notwithstanding anything to the contrary in this Section 3.2, any Option issued in substitution for an option previously issued by another entity, which substitution occurs in connection with a transaction to which Code Section 424(a) is applicable, may provide for an exercise price computed in accordance with such Code Section and the regulations thereunder and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued option being replaced thereby.

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          3.3     Terms and Conditions of Stock Appreciation Rights. A Stock Appreciation Right may be granted in connection with all or any portion of a previously or contemporaneously granted Award or not in connection with an Award. A Stock Appreciation Right shall entitle the Participant to receive the excess of (1) the Fair Market Value of a specified or determinable number of shares of the Stock at the time of payment or exercise over (2) a specified price which, in the case of a Stock Appreciation Right granted in connection with an Option, shall be not less than the Exercise Price for that number of shares. A Stock Appreciation Right granted in connection with an Award may only be exercised to the extent that the related Award has not been exercised, paid or otherwise settled. The exercise of a Stock Appreciation Right granted in connection with an Award shall result in a pro rata surrender or cancellation of any related Award to the extent the Stock Appreciation Right has been exercised.

               (a)     Payment. Upon payment or exercise of a Stock Appreciation Right, the Company shall pay to the Participant the appreciation in cash or shares of Stock (valued at the aggregate Fair Market Value on the date of payment or exercise) as provided in the Stock Agreement or, in the absence of such provision, as the Committee may determine.

               (b)     Conditions to Exercise. Each Stock Appreciation Right granted under the Plan shall be exercisable or payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Agreement; provided, however, that subsequent to the grant of a Stock Appreciation Right, the Committee, at any time before termination of such Stock Appreciation Right, may accelerate the time or times at which such Stock Appreciation Right may be exercised or paid in whole or in part.

          3.4     Terms and Conditions of Stock Awards. The numbers of shares of Stock subject to a Stock Award and restrictions or conditions on such shares, if any, shall be as the Committee determines, and the certificate for such shares shall bear evidence of any restrictions or conditions. Subsequent to the date of the grant of the Stock Award, the Committee shall have the power to permit, in its discretion, an acceleration of the expiration of an applicable restriction period with respect to any part or all of the shares awarded to a Participant. The Committee may require a cash payment from the Participant in an amount no greater than the aggregate Fair Market Value of the shares of Stock awarded determined at the date of grant in exchange for the grant of a Stock Award or may grant a Stock Award without the requirement of a cash payment.

          3.5     Terms and Conditions of Dividend Equivalent Rights. A Dividend Equivalent Right shall entitle the Participant to receive payments from the Company in an amount determined by reference to any cash dividends paid on a specified number of shares of Stock to Company stockholders of record during the period such rights are effective. The Committee may impose such restrictions and conditions on any Dividend Equivalent Right as the Committee in its discretion shall determine, including the date any such right shall terminate and may reserve the right to terminate, amend or suspend any such right at any time.

               (a)     Payment. Payment in respect of a Dividend Equivalent Right may be made by the Company in cash or shares of Stock (valued at Fair Market Value on the date of payment) as provided in the Stock Agreement or, in the absence of such provision, as the Committee may determine.

               (b)     Conditions to Payment. Each Dividend Equivalent Right granted under the Plan shall be payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Dividend Equivalent Right; provided, however, that subsequent to the grant of a

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Dividend Equivalent Right, the Committee, at any time before termination of such Dividend Equivalent Right, may accelerate the time or times at which such Dividend Equivalent Right may be paid in whole or in part.

          3.6     Terms and Conditions of Performance Unit Awards. A Performance Unit Award shall entitle the Participant to receive, at a specified future date, payment of an amount equal to all or a portion of the value of a specified number of units (stated in terms of a designated dollar amount per unit) granted by the Committee. At the time of the grant, the Committee must determine the base value of each unit, the number of units subject to a Performance Unit Award, the performance factors applicable to the determination of the ultimate payment value of the Performance Unit Award and the period over which Company performance shall be measured. The Committee may provide for an alternate base value for each unit under specified conditions.

               (a)     Payment. Payment in respect of Performance Unit Awards may be made by the Company in cash or shares of Stock (valued at Fair Market Value on the date of payment) as provided in the Stock Agreement or, in the absence of such provision, as the Committee may determine.

               (b)     Conditions to Payment. Each Performance Unit Award granted under the Plan shall be payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Performance Unit Award; provided, however, that subsequent to the grant of a Performance Unit Award, the Committee, at any time before complete termination of such Performance Unit Award, may accelerate the time or times at which such Performance Unit Award may be paid in whole or in part.

          3.7     Terms and Conditions of Phantom Shares. Phantom Shares shall entitle the Participant to receive, at a specified future date, payment of an amount equal to all or a portion of the Fair Market Value of a specified number of shares of Stock at the end of a specified period. At the time of the grant, the Committee shall determine the factors which will govern the portion of the rights so payable, including, at the discretion of the Committee, any performance criteria that must be satisfied as a condition to payment.

               (a)     Payment. Payment in respect of Phantom Shares may be made by the Company in cash or shares of Stock (valued at Fair Market Value on the date of payment) as provided in the Stock Agreement or, in the absence of such provision, as the Committee may determine.

               (b)     Conditions to Payment. Each Phantom Share granted under the Plan shall be payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Phantom Share; provided, however, that subsequent to the grant of a Phantom Share, the Committee, at any time before complete termination of such Phantom Share, may accelerate the time or times at which such Phantom Share may be paid in whole or in part.

          3.8     Treatment of Awards Upon Termination of Employment. Except as otherwise provided by Plan Section 3.2(e), any award under this Plan to a Participant who suffers a Termination of Employment may be canceled, accelerated, paid or continued, as provided in the Stock Agreement or, in the absence of such provision, as the Committee may determine. The portion of any award exercisable in the event of continuation or the amount of any payment due under a continued award may be adjusted by the Committee to reflect the Participant’s period of service from the date of grant through the date of the Participant’s Termination of Employment or such other factors as the Committee determines are relevant to its decision to continue the award.

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SECTION 4 — RESTRICTIONS ON STOCK

          4.1      Escrow of Shares. Any certificates representing the shares of Stock issued under the Plan shall be issued in the Participant’s name, but, if the Stock Agreement so provides, the shares of Stock shall be held by a custodian designated by the Committee (the “Custodian”). Each Stock Agreement providing for transfer of shares of Stock to the Custodian shall appoint the Custodian as the attorney-in-fact for the Participant for the term specified in the Stock Agreement, with full power and authority in the Participant’s name, place and stead to transfer, assign and convey to the Company any shares of Stock held by the Custodian for such Participant, if the Participant forfeits the shares under the terms of the Stock Agreement. During the period that the Custodian holds the shares subject to this Section, the Participant shall be entitled to all rights, except as provided in the Stock Agreement, applicable to shares of Stock not so held. Any dividends declared on shares of Stock held by the Custodian shall, as the Committee may provide in the Stock Agreement, be paid directly to the Participant or, in the alternative, be retained by the Custodian until the expiration of the term specified in the Stock Agreement and shall then be delivered, together with any proceeds, with the shares of Stock to the Participant or the Company, as applicable.

          4.2      Forfeiture of Shares. Notwithstanding any vesting schedule set forth in any Stock Agreement or any other agreement with the Company or its affiliates, in the event that the Participant violates a non competition agreement as set forth in the Stock Agreement, all Awards and shares of Stock issued to the holder pursuant to the Plan shall be forfeited; provided, however, that the Company shall return to the holder the lesser of any consideration paid by the Participant in exchange for Stock issued to the Participant pursuant to the Plan or the then Fair Market Value of the Stock forfeited hereunder.

          4.3      Restrictions on Transfer. The Participant shall not have the right to make or permit to exist any Disposition of the shares of Stock issued pursuant to the Plan except as provided in the Plan or the Stock Agreement. Any Disposition of the shares of Stock issued under the Plan by the Participant not made in accordance with the Plan or the Stock Agreement shall be void. The Company shall not recognize, or have the duty to recognize, any Disposition not made in accordance with the Plan and the Stock Agreement, and the shares so transferred shall continue to be bound by the Plan and the Stock Agreement.

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SECTION 5 — GENERAL PROVISIONS

          5.1      Withholding. The Company shall deduct from all cash distributions under the Plan any taxes required to be withheld by federal, state or local government. Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan or upon the vesting of any Stock Award, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares or the vesting of such Stock Award. A Participant may pay the withholding tax in cash, or, if the Stock Agreement provides, a Participant may also elect to have the number of shares of Stock he is to receive reduced by, or with respect to a Stock Award, tender back to the Company, the smallest number of whole shares of Stock which, when multiplied by the Fair Market Value of the shares determined as of the Tax Date (defined below), is sufficient to satisfy federal, state and local, if any, withholding taxes arising from exercise or payment of an Award (a “Withholding Election”). A Participant may make a Withholding Election only if both of the following conditions are met:

                 (a)      The Withholding Election must be made on or prior to the date on which the amount of tax required to be withheld is determined (the “Tax Date”) by executing and delivering to the Company a properly completed notice of Withholding Election as prescribed by the Committee; and

                 (b)      Any Withholding Election made will be irrevocable; however, the Committee may in its sole discretion approve and give no effect to the Withholding Election.

          5.2      Changes in Capitalization; Merger; Liquidation.

                 (a)      The number of shares of Stock reserved for the grant of Options, Dividend Equivalent Rights, Performance Unit Awards, Phantom Shares, Stock Appreciation Rights and Stock Awards; the number of shares of Stock reserved for issuance upon the exercise or payment, as applicable, of each outstanding Option, Dividend Equivalent Right, Performance Unit Award, Phantom Share and Stock Appreciation Right and upon vesting or grant, as applicable, of each Stock Award; the Exercise Price of each outstanding Option and the specified number of shares of Stock to which each outstanding Dividend Equivalent Right, Phantom Share and Stock Appreciation Right pertains shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares or the payment of a stock dividend in shares of Stock to holders of outstanding shares of Stock or any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Company.

                 (b)      In the event of a merger, consolidation or other reorganization of the Company or tender offer for shares of Stock, the Committee may make such adjustments with respect to awards and take such other action as it deems necessary or appropriate to reflect or in anticipation of such merger, consolidation, reorganization or tender offer, including, without limitation, the substitution of new awards, the termination or adjustment of outstanding awards, the acceleration of awards or the removal of restrictions on outstanding awards. Any adjustment pursuant to this Section 5.2 may provide, in the Committee’s discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Award.

                 (c)       The existence of the Plan and the Awards granted pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification,

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reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

          5.3      Compliance with Code. All Incentive Stock Options to be granted hereunder are intended to comply with Code Section 422, and all provisions of the Plan and all Incentive Stock Options granted hereunder shall be construed in such manner as to effectuate that intent.

          5.4      Right to Terminate Employment. Nothing in the Plan or in any Award shall confer upon any Participant the right to continue as an employee or officer of the Company or any of its affiliates or affect the right of the Company or any of its affiliates to terminate the Participant’s employment at any time.

          5.5      Restrictions on Delivery and Sale of Shares; Legends. Each Award is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Award upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Award or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Award may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Awards then outstanding, the Committee may require, as a condition of exercise of any Option or as a condition to any other delivery of Stock pursuant to an Award, that the Participant or other recipient of an Award represent, in writing, that the shares received pursuant to the Award are being acquired for investment and not with a view to distribution and agree that shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may include on certificates representing shares delivered pursuant to an Award such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

          5.6      Non-alienation of Benefits. Other than as specifically provided with regard to the death of a Participant, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so shall be void. No such benefit shall, prior to receipt by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.

          5.7      Termination and Amendment of the Plan. The Board of Directors at any time may amend or terminate the Plan without stockholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of stockholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws. No such termination or amendment without the consent of the holder of an Award shall adversely affect the rights of the Participant under such Award.

          5.8      Stockholder Approval. The Plan shall be approved by the holders of a majority of the Shares of Stock entitled to vote represented in person or by proxy at a meeting duly called.

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          5.9        Choice of Law. The laws of the State of Delaware shall govern the Plan, to the extent not preempted by federal law.

          5.10      Effective Date of Plan. The Plan, as amended and restated, shall become effective upon the date the Plan is approved by the stockholders of the Company.

SEABULK INTERNATIONAL, INC.

By:
Gerhard E. Kurz President and Chief Executive Officer

Attest:

Alan R. Twaits, Secretary

[CORPORATE SEAL]

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APPENDIX B

SEABULK INTERNATIONAL, INC.

STOCK OPTION PLAN

FOR DIRECTORS

SEABULK INTERNATIONAL, INC.

STOCK OPTION PLAN FOR DIRECTORS

TABLE OF CONTENTS (continued)

TABLE OF CONTENTS (continued)

Article	Page

XII. No Right to Remain a Director	8
XIII. Requirement of Law	8
13.1 Requirement of Law	8
13.2 Governing Law	9

SEABULK INTERNATIONAL, INC.

STOCK OPTION PLAN FOR DIRECTORS

Article I

Establishment, Purpose and Effective Date of Plan

1.1      Establishment.

Seabulk International, Inc., a Delaware corporation, hereby establishes a stock option plan for members of its Board of Directors, which shall be known as the Seabulk International, Inc. Stock Option Plan for Directors (the “Plan”).

1.2      Purpose.

The purpose of the Plan is to aid the Company in competing with other companies for the services of new Directors, to induce Directors to remain as Directors, to focus Directors on the long-term Company objectives, to reward and recognize Directors for their contributions to the success of the Company and to motivate Directors to acquire an interest in the Company.

1.3      Effective Date.

The “Effective Date” of the Plan shall be the date of approval by the holders of a majority of the shares of Stock entitled to vote represented in person or by proxy at a meeting duly called after the adoption of the Plan by the Board.

Article II – Definitions

2.1       Definitions.

Whenever used herein, the masculine pronoun shall be deemed to include the feminine, the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:

a)	“Annual Options” means options granted on an ongoing annual basis.

b)	“Beneficiary” means the person or persons designated by a Participant to exercise an Option in the event of the Participant’s death while employed by, or as a Director of, the Company, or in the absence of such designation, the legal representative of the Participant’s estate.

c)	“Board” or “Directors” mean the Board of Directors of the Company.

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d)	A “Change in Control” shall be deemed to have occurred if (i) a tender offer shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company eligible to vote in the election of directors generally, (ii) the Company shall be merged or consolidated with another entity, or substantially all of the assets of the Company shall be sold or transferred to another entity if, in any such case, as a result of such merger, consolidation or sale, less than 50% of the outstanding voting securities of the resulting entity eligible to vote in the election of directors generally (or comparable governing body) shall be owned in the aggregate by the former shareholders of the Company, (iii) a person, including a “group” (other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any member of the Existing Group), within the meaning of Section 3(a)(9) or of Section 13(d)(3) (as in effect on the date hereof) of the Securities Exchange Act of 1934, shall acquire 50% or more of the outstanding voting securities of the Company eligible to vote in the election of directors generally (whether directly, indirectly, beneficially or of record), or (iv) the Company is to be dissolved or liquidated. For purposes hereof, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(l)(i) (as in effect on the date hereof) pursuant to the Securities Exchange Act of 1934. For the purpose of this definition, a “member of the Existing Group” means any person or entity controlled by, or under common control with, any of Credit Suisse First Boston Private Equity, Carlyle Group or Riverstone Holdings, LLC.

e)	“Code” means the Internal Revenue Code of 1986, as amended.

f)	“Committee” means the Compensation Committee of the Board.

g)	“Company” means Seabulk International, Inc., a Delaware corporation.

h)	“Disability” means the inability of an individual to fulfill his responsibilities as a Director as a result of mental or physical incapacity.

i)	“Exercise Price” means, with respect to any Option, a value as specified in Section 7.3, determined as of the date of grant of such Option.

j)	“Fair Market Value” means, for any particular date, (i) for any period during which the Stock shall not be listed for trading on a national securities exchange, but when prices for the Stock shall be reported by the National Market of the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) or the Over-the-Counter Bulletin Board Market (“OTCBB”), the last transaction price per share as quoted by the National Market of NASDAQ or the OTCBB, (ii) for any period during which the Stock shall not be listed for trading on a national securities exchange or its price reported by the National Market of NASDAQ or the OTCBB, but when prices for the Stock shall be reported by NASDAQ, the closing bid price as reported by NASDAQ, (iii) for any period during which the Stock shall be listed for trading on a national securities exchange, the closing price per share of Stock on such exchange as of the close of such trading day, or (iv) the market price per share of Stock as determined by a qualified valuation expert selected by the Board in the event neither (i), (ii), or (iii) above shall be applicable. If the Fair Market Value is to be determined as of a day when the securities markets are not open, the Fair Market Value on that day shall be the Fair Market Value on the next succeeding day when the markets are open.

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k)	“Initial Options” means Options granted to Directors on the Option Date following the Effective Date or in the initial year that an individual becomes a Director.

l)	“Non-Qualified Stock Option” means a Stock Option, other than an Option qualifying as an Incentive Stock Option, as defined in Code Section 422.

m)	“Option” means the contractual right granted to a Participant to purchase a share of Stock under the Plan at a stated price for a specified period of time.

n)	“Option Date” means the first business day after the annual meeting of stockholders of the Company.

o)	“Participant” means a Director who has been granted Options under the Plan.

p)	“Retirement” means the cessation of a Participant’s Service as a Director after attaining age 62.

q)	“Service” means the period of time that an individual serves as a member of the Board and includes any service prior to the adoption of the Plan as well as service as a consultant to the Board prior to election to the Board.

r)	“Stock” means the Company’s Common Stock.

s)	“Stock Option Agreement” means an agreement between the Participant and the Company evidencing the grant and terms of an Option.

t)	“Vested” means that an Option is nonforfeitable and exercisable with regard to a designated number of shares of Stock as specified in Section 7.5.

Article III – Eligibility and Participation

All members of the Board, who are not otherwise officers or employees of the Company, shall be eligible to participate in the Plan.

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Article IV – Administration

The Committee shall be responsible for the administration of the Plan. The Committee, by majority action thereof, is authorized to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Determinations, interpretations, or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be uniformly applied and shall be final, binding and conclusive for all purposes and upon all persons.

Article V – Stock Subject To Plan

5.1      Number.

Subject to adjustment as provided by Section 5.3, the total number of shares of Stock reserved for Options and subject to issuance under the Plan may not exceed 360,000 shares of Stock. The shares to be delivered under the Plan may consist, in whole or in part, of authorized but unissued Stock or treasury Stock, not reserved for any other purpose.

5.2      Unused Stock.

In the event any shares of Stock are subject to an Option which, for any reason, expires or is terminated unexercised as to such shares, such shares again shall become available for issuance under the Plan.

5.3      Adjustment in Capitalization.

In the event of any change in the Stock of the Company by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination, or change of shares, or rights offering to purchase Stock at a price substantially below fair market value, or of any similar change affecting the Stock, the number and Exercise Price of any Options may be proportionately adjusted, as deemed equitable and appropriate by the Committee, and the number of shares of Stock subject to issuance under the Plan may be proportionately adjusted by the Board upon the recommendation of the Committee, as the Board deems equitable and appropriate.

4

Article VI – Duration of Plan

The Plan shall remain in effect, subject to the Board’s right to terminate the Plan pursuant to Article IX, until all Stock subject to it has been purchased or acquired pursuant to the provisions hereof. Notwithstanding the foregoing, no Option may be granted under the Plan on or after the tenth anniversary of the Plan’s Effective Date.

Article VII – Terms of Options

7.1      Grant of Options.

Each person who is an eligible participant in the Plan as specified in Article III shall receive the following Option grants.

a)	Those eligible Directors as of the Effective Date will receive 10,000 Options on the Option Date immediately following the Effective Date.

b)	Those individuals who become eligible Directors after Effective Date will receive 10,000 Options on the first Option Date following their election to the Board.

c)	All eligible Directors will receive 4,000 Annual Options on each Option Date commencing with the Option Date following the Option Date on which Initial Options were granted.

d)	Any eligible Director who is serving in the capacity of Chairman of the Board on an Option Date shall be entitled to receive twice the number of options to which such Director would otherwise be entitled under subsections (a)-(c) of this section 7.1.

All options granted under the Plan will be Non-Qualified Stock Options.

7.2      Stock Option Agreement.

Each Option shall be evidenced by a Stock Option Agreement that shall specify that the Options are Non-Qualified Stock Options, the Exercise Price, the duration of the Options, the number of shares of Stock to which the Option pertains, the events by which the Options become Vested, and such other provisions as the Committee shall determine.

7.3      Exercise Price.

All Options granted under the Plan will be granted at a price equal to the Fair Market Value as of the Option Date applicable to that Option.

7.4      Duration of Options.

Each Option shall expire at such time as the Committee shall determine at the time it is granted, provided, however, that no Option shall be exercisable on or after ten years following the date of grant.

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7.5      Vesting of Options.

a)	All Options granted under the Plan will become 100% Vested and exerciseable as of the first anniversary of the date that the Options are granted.

b)	Notwithstanding the provisions of Subsection (a) above, Options granted under the Plan will become 100% Vested and exerciseable in the event of the Participant’s death, Disability, completion of ten (10) years Service, Retirement or Change in Control, except to the extent that the exerciseability of any such Option would result in an “excess parachute payment” within the meaning of Section 280G of the Code.

7.6      Nontransferability of Options.

No Option granted under the Plan, may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. During the lifetime of the Participant, Options may be exercised only by the Participant.

7.7      Restriction on Stock Transferability.

The Committee may impose such restrictions on any shares of Stock acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable federal securities law, under the requirements of any stock exchange upon which such shares of Stock are then listed, under any blue sky or state securities laws applicable to such shares and under any buy/sell agreements entered into by the existing shareholders.

7.8      Exercise of Options.

A Participant shall exercise a Vested Option by written notice to the Committee specifying the number of shares of Stock to be purchased. The Exercise Price of any Vested Option shall be payable to the Company in full at the time of the exercise of the Option in a manner as is specified in the Stock Agreement.

7.9      Purchase for Investment.

At the time of any exercise of any Option, the Committee may, if it shall deem it necessary for any reason connected with any law or regulation of any governmental authority relating to the regulation of securities, require as a condition to the issuance of Stock that the Participant represent in writing to the Company that it is his intention to acquire the Stock for investment only and not for resale. In the event such a representation is required and made, no Stock shall be issued to the Participant unless and until the Company is satisfied with the validity of such representation. Certificates for Stock as to which such representation is required and made may, in the discretion of the Board, be endorsed with a legend noting such representations.

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Article VIII – Cessation As Director

In the event the Participant shall cease to be a Director of the Company for any reason, except following an event enumerated in Section 7.5(b), any outstanding Vested Options may be exercised for a period of twelve (12) months following such cessation as a Director (or the expiration date of the Option, if shorter). The Participant may exercise any such Options as were exercisable at the date of cessation as a Director, and no more.

In the event the Participant shall cease to be a Director of the Company following an event enumerated in Section 7.5(b), except death, any outstanding Options may be exercised until the expiration date of the Option. The Participant may exercise only such options as were exercisable at the date of the cessation as a director, and no more.

If the Participant dies before his service as a Director ceases, the Participant’s Beneficiary may, within the twelve (12) month period following death (or the expiration date of the Options, if shorter), exercise the Options on the Participant’s behalf.

Article IX – Amendment, Modification and Termination of Plan

The Board may at any time terminate, and from time to time may amend or modify the Plan, provided, however, that no such action of the Board, without the approval of the holders of a majority of the shares of Stock entitled to vote represented in person or by proxy at a meeting duly called may:

(a)	Increase the total amount of Stock which may be issued under the Plan, except as provided in Sections 5.1 and 5.3 of the Plan.

(b)	Change the class of individuals eligible to receive Options.

(c)	Change the provisions of the Plan regarding the Exercise Price except as permitted by Section 5.3.

(d)	Materially increase the cost of the Plan or materially increase the benefits to Participants.

(e)	Extend the period during which Options may be granted.

(f)	Extend the maximum period after the date of grant during which Options may be exercised.

No amendment, modification, or termination of the Plan shall in any manner adversely affect any Option granted under the Plan without the consent of the Participant.

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Article X – Tax Withholding

Whenever shares of Stock are to be issued under the Plan, the Company shall have the power to require the recipient of the Stock to remit to the Company an amount sufficient to satisfy federal, state, and local tax withholding requirements. The Company may also withhold from delivery to the recipient a number of shares, the Fair Market Value of which is sufficient to satisfy federal, state and local withholding requirements.

Article XI – Unfunded Plan

The Plan shall be unfunded. The Company shall not be required to segregate any assets that may be represented by Options. The Company shall not be deemed to be a trustee of any amounts to be paid under any Option. Any liability of the Company to pay any Participant with respect to an Option shall be based solely upon any contractual obligations created pursuant to the provisions of the Plan; no such obligation shall be deemed to be secured by any pledge or encumbrance on any property of the Company.

Article XII – No Right To Remain A Director

The grant of an Option shall not create any right in any person to remain as a Director of the Company.

Article XIII – Requirement of Law

13.1      Requirement of Law.

The granting of Options and the issuance of shares of Stock shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

13.2      Governing Law.

The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware except to the extent superseded by federal law.

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SEABULK INTERNATIONAL, INC.

BY:

TITLE:

ATTEST:

SECRETARY
[CORPORATE SEAL]

9

[card front]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SEABULK INTERNATIONAL, INC. — COMMON STOCK PROXY — for the Annual Meeting of Shareholders at 10:30 a.m. local time, Friday, May 16, 2003 at the Port Everglades Administration Building, 1850 Eller Drive, Fort Lauderdale, Florida.

          The undersigned hereby appoints Gerhard E. Kurz and Alan R. Twaits, or either of them, with full power of substitution, as Proxies to represent and vote all of the shares of Common Stock of Seabulk International, Inc. held of record by the undersigned at the above-stated Annual Meeting, and any adjournments thereof, upon the matters set forth in the Notice of Annual Meeting of Shareholders and Proxy Statement dated April 18, 2003, as follows:

1.	ELECTION OF TEN DIRECTORS FOR A ONE-YEAR TERM
Nominees: Ari J. Benacerraf, Peter H. Cressy, David A. Durkin, Kenneth V. Huseman, Robert L. Keiser, Gerhard E. Kurz, Pierre F. Lapeyre, Jr., David M. Leuschen, Thomas P. Moore, Jr. and Steven Webster

/ / FOR all Nominees	/ / WITHHELD as to all Nominees
FOR, except vote withheld as to the following nominee(s):
/ /

2.	PROPOSAL TO APPROVE AN AMENDMENT TO THE SEABULK INTERNATIONAL, INC. AMENDED AND RESTATED EQUITY OWNERSHIP PLAN (A) TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER SUCH PLAN FROM 1,300,000 TO 2,300,000; AND (B) TO AMEND THE DEFINITION OF THE TERM “CHANGE OF CONTROL” IN SUCH PLAN
/ / FOR	/ / AGAINST	/ / ABSTAIN
3.	PROPOSAL TO APPROVE AN AMENDMENT TO THE SEABULK INTERNATIONAL, INC. STOCK OPTION PLAN FOR DIRECTORS (A) TO INCREASE THE NUMBER OF SHARES OF THE COMPANY’S COMMON STOCK AVAILABLE FOR ISSUANCE UNDER SUCH PLAN FROM 175,000 TO 360,000; AND (B) TO AMEND THE DEFINITION OF THE TERM “CHANGE OF CONTROL” IN SUCH PLAN
/ / FOR	/ / AGAINST	/ / ABSTAIN
4.	PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2003
/ / FOR	/ / AGAINST	/ / ABSTAIN
5.	TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

This proxy, when properly executed, will be voted as specified. If no specification is made, it will be voted for Messrs. Benacerraf, Cressy, Durkin, Huseman, Keiser, Kurz, Lapeyre, Leuschen, Moore and Webster as Directors, for proposals 2, 3 and 4, and in the discretion of the Proxy or Proxies on any other matters that may properly come before the Annual Meeting or any adjournments thereof.

[card reverse]

Joint owners must EACH sign. Please sign EXACTLY as your name(s) appear(s) on this proxy. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title.

MARK HERE IF YOU PLAN TO ATTEND THE MEETING / /     CALL 954-524-4200, x333 TO CONFIRM YOUR ATTENDANCE.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW / /

     Any proxy heretofore given by the undersigned with respect to such stock is hereby revoked. Receipt of the Notice of the 2003 Annual Meeting and Proxy Statement and 2002 Annual Report to Shareholders is hereby acknowledged. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE	DATE	SIGNATURE	DATE

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet: http://www.proxyvote.com — Use the Internet to vote your proxy. Have your proxy card in hand when you access the Web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.

OR

Telephone: 1-800-840-1208 – Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.
OR
Mail: Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.